UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Dynamic Asset Allocation Growth Fund

**Semiannual report**
**3 | 31 | 18**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 14, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Dynamic Asset Allocation Growth Fund

Jason R. Vaillancourt, CFA
Portfolio Manager

Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. He joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

Please describe the market environment during the six-month period ended March 31, 2018.

Global markets were marked by a series of ups and downs during the six-month reporting period. Throughout 2017, investors in most markets worldwide shrugged off geopolitical and macroeconomic risks, embraced equities and bonds, and drove markets considerably higher. The U.S. tax reform that went into effect in the middle of the fund’s reporting period added to the optimism. It includes a reduction in the corporate tax rate from 35% to 21%. This law is widely seen as a near- to medium-term positive factor for corporations in the United States and provided some impetus to stock performance during the second half of the period.

However, there was a spike in volatility across markets during the first quarter of 2018, including a U.S. equity market correction that began at the end of January. This broad market decline was driven primarily by a more hawkish-sounding Federal Reserve and the risk of a trade war with China. The Fed raised interest rates in December 2017 and again in

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

March 2018, while also signaling that it is on track to raise rates at least twice more this year.

It is fair to say that trade protectionism and the risk of a trade war have risen, in our view. President Trump slapped tariffs on an estimated $50 billion of imports from China, weeks after announcing tariffs on aluminum, steel, washing machines, and solar panels. This spurred volatility in global markets. Global and U.S. equities — and specifically technology stocks — were also undermined by user-data privacy issues engulfing Facebook and other social media companies.

Across the Atlantic, the European Central Bank [ECB] left interest rates unchanged at its January meeting. However, investors remained skeptical about how long the economic stimulus program would remain in place. The anticipation of a more aggressive unwinding of accommodative monetary policy ultimately weighed negatively on the market risk premium, contributing to first-quarter declines in equities and bonds.

How did fixed-income markets perform?

Fixed-income markets were under pressure during the period. Interest rates moved steadily higher during the fourth quarter before a significant increase in January 2018. The upward pressure on yields during this time was a function of strong growth and the expectation of continued short-term interest-rate hikes. Also, in late January, a report indicating vigorous wage growth sparked brief concern about higher inflation. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 1.08% for the six-month period. As interest rates increase, the prices of bonds fall. The Fed raised the federal funds rate 25 basis points in December and again in March and communicated the expectation of further increases in 2018. High-yield bonds as measured by the JPMorgan Developed High Yield Index lost 0.09% during the six months ended March 31.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the semiannual period?

The fund performed in line with our expectations, finishing the period in positive territory. However, it underperformed the all-equity Russell 3000 Index, a broad index of U.S. stocks. It slightly underperformed its secondary benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds. Strong equity market performance outside of February and March had meaningful impact on the fund’s results. U.S. investment-grade and high-yield bonds did not perform well, but equity market strength over the balance of the reporting period was more than enough to offset fixed-income weakness and lift the fund to positive results.

What was the fund’s asset allocation strategy, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in aggregate, had a relatively small impact on portfolio returns. We generally favored U.S. equities, which worked in the strategy’s favor during the first four months of the semiannual period, but was a detractor during the equity market selloffs of February and March. A notable positive contribution came from our tactical positioning within commodities. We do not have a commodities allocation as part of our benchmark; however, we maintain flexibility to gain exposure to this asset class when we identify timely opportunities. Tactical exposure to a broad basket of commodities at certain times during fourth-quarter 2017 and first-quarter 2018 added value to the portfolio.

Dynamic Asset Allocation Growth Fund 7

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. During the second half of the period, stock selection in U.S. large-cap equities underperformed our respective benchmarks. International developed equity market selection detracted slightly, though emerging-market equity selection was positive. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to enhance fund performance. As an example, futures contracts were used in an effort to manage exposure to equity market risk and hedge interest-rate risk, an expression of our preference for equities over rate-sensitive fixed income.

What is the outlook for 2018?

Early 2018 is turning out to be more volatile than was 2017. Despite strong underlying fundamentals, we believe stock performance may be affected by trade protectionism, the trajectory of U.S. interest rates, and political risks. We expect the Fed to increase rates at least another two times in 2018 as it pursues a return to more normal interest-rate levels. However, new Federal Reserve Chair Jerome Powell’s congressional testimony earlier this year raised concerns that an additional rate hike may be possible.

In our view, the U.S. and global economy prospects for 2018 remain solid, buoyed by consumption and investment. The U.S. labor market began 2018 on a strong note as Americans saw wage gains accelerate and hiring improve. While inflation has remained subdued, recent wage growth sparked concerns about rising prices. In Europe, higher-than-expected inflation could produce some volatility in euro-based sovereigns and corporate bonds.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

We expect rate normalization to continue, though ECB monetary policy on the whole remains mostly accommodative.

We believe that a much larger challenge for markets in coming months will be the Trump administration’s return to its campaign promises of “America First” trade policies. The administration in February announced tariffs on steel and aluminum, which were subsequently watered down to provide waivers for many companies and countries. Of even greater concern, in our view, is the stance on intellectual property theft and forced technology transfer, which mostly targets China. The administration has estimated cumulative costs of these initiatives that dwarf the expected impact of the initial metals tariffs.

While these political and geopolitical risks warrant monitoring, we currently prefer equity over both rates and credit in our multi-asset portfolios and maintain our positive view on commodities.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/8/94)
Before sales charge	7.89%	105.72%	7.48%	59.74%	9.82%	22.64%	7.04%	12.23%	3.60%
After sales charge	7.62	93.90	6.85	50.55	8.53	15.59	4.95	5.77	–2.35
Class B (2/16/94)
Before CDSC	7.62	94.02	6.85	53.90	9.01	19.96	6.25	11.41	3.26
After CDSC	7.62	94.02	6.85	51.90	8.72	16.96	5.36	6.41	–1.45
Class C (9/1/94)
Before CDSC	7.06	90.97	6.68	53.91	9.01	19.99	6.26	11.38	3.21
After CDSC	7.06	90.97	6.68	53.91	9.01	19.99	6.26	10.38	2.28
Class M (2/3/95)
Before sales charge	7.35	95.75	6.95	55.83	9.28	20.86	6.52	11.68	3.39
After sales charge	7.19	88.90	6.57	50.38	8.50	16.63	5.26	7.77	–0.23
Class P (8/31/16)
Net asset value	8.16	111.18	7.76	62.25	10.16	23.94	7.42	12.71	3.85
Class R (1/21/03)
Net asset value	7.61	100.21	7.19	57.80	9.55	21.85	6.81	12.00	3.53
Class R5 (7/2/12)
Net asset value	8.16	110.79	7.74	61.88	10.11	23.72	7.35	12.55	3.76
Class R6 (7/2/12)
Net asset value	8.18	111.98	7.80	62.62	10.21	24.08	7.46	12.67	3.82
Class Y (7/14/94)
Net asset value	8.15	110.64	7.73	61.83	10.11	23.63	7.33	12.51	3.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Growth Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	9.54%	150.60%	9.62%	84.50%	13.03%	33.92%	10.22%	13.81%	5.65%
Putnam Growth
Blended Benchmark*	—†	107.27	7.56	58.56	9.66	25.89	7.98	12.07	4.06
Lipper Mixed-Asset
Target Allocation
Growth Funds	7.40	82.38	6.13	44.98	7.67	18.68	5.85	9.94	3.24
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 506, 497, 436, 410, 305, and 46 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

									Class	Class
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	R5	R6	Class Y
Number	1		1	1	1		1	1	1	1	1
Income	$0.325		$0.180	$0.214	$0.222		$0.398	$0.298	$0.390	$0.392	$0.372
Capital gains
Long-term gains	0.824		0.824	0.824	0.824		0.824	0.824	0.824	0.824	0.824
Short-term gains	0.593		0.593	0.593	0.593		0.593	0.593	0.593	0.593	0.593
Total	$1.742		$1.597	$1.631	$1.639		$1.815	$1.715	$1.807	$1.809	$1.789
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$17.83	$18.92	$17.37	$16.78	$17.38	$18.01	$18.07	$17.45	$18.04	$18.07	$18.03
3/31/18	16.76	17.78	16.37	15.72	16.36	16.95	16.98	16.38	16.94	16.98	16.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Growth Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	1.09%	1.84%	1.84%	1.59%	0.68%	1.34%	0.82%	0.72%	0.84%
Annualized expense ratio for the
six-month period ended 3/31/18	1.07%	1.82%	1.82%	1.57%	0.66%	1.32%	0.80%	0.70%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.43	$9.22	$9.22	$7.96	$3.35	$6.70	$4.06	$3.56	$4.17
Ending value (after expenses)	$1,036.00	$1,032.60	$1,032.10	$1,033.90	$1,038.50	$1,035.30	$1,037.60	$1,038.20	$1,037.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.39	$9.15	$9.15	$7.90	$3.33	$6.64	$4.03	$3.53	$4.13
Ending value (after expenses)	$1,019.60	$1,015.86	$1,015.86	$1,017.10	$1,021.64	$1,018.35	$1,020.94	$1,021.44	$1,020.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Dynamic Asset Allocation Growth Fund

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in

Dynamic Asset Allocation Growth Fund 15

connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 17

The fund’s portfolio 3/31/18 (Unaudited)

COMMON STOCKS (68.2%)*	Shares	Value
Banking (5.1%)
ABN AMRO Group NV GDR (Netherlands)	165,440	$4,987,970
Bank of Montreal (Canada)	7,965	601,664
Bank of Nova Scotia (The) (Canada)	10,882	670,311
BB&T Corp.	761	39,602
BNP Paribas SA (France)	64,389	4,774,150
Canadian Imperial Bank of Commerce (Canada)	6,575	580,362
China Construction Bank Corp. (China)	5,459,000	5,672,435
Citigroup, Inc.	403,200	27,216,000
DNB ASA (Norway)	144,396	2,817,319
Grupo Financiero Galicia SA ADR (Argentina)	20,193	1,327,892
HDFC Bank, Ltd. (India)	52,009	1,514,627
Industrial & Commercial Bank of China, Ltd. (China)	5,853,000	5,075,500
Industrial Bank of Korea (South Korea)	193,361	2,784,587
Japan Post Bank Co., Ltd. (Japan)	59,900	803,883
JPMorgan Chase & Co.	388,319	42,703,441
Mediobanca Banca di Credito Finanziario SpA (Italy)	42,987	506,030
Mitsubishi UFJ Financial Group, Inc. (Japan)	897,598	5,879,665
National Bank of Canada (Canada)	11,178	526,126
PNC Financial Services Group, Inc. (The)	57,772	8,737,437
Regions Financial Corp.	429,600	7,981,968
Resona Holdings, Inc. (Japan)	845,100	4,463,570
Sberbank of Russia PJSC ADR (Russia)	239,680	4,476,272
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,372,185
SunTrust Banks, Inc.	85,600	5,824,224
Synovus Financial Corp.	25,500	1,273,470
TCF Financial Corp.	57,400	1,309,294
Toronto-Dominion Bank (Canada)	7,524	426,964
U.S. Bancorp	5,838	294,819
United Overseas Bank, Ltd. (Singapore)	141,900	2,992,255
		147,634,022
Basic materials (3.1%)
Anglo American PLC (United Kingdom)	176,971	4,134,419
Arkema SA (France)	23,394	3,054,844
Ashland Global Holdings, Inc.	9,700	676,963
BASF SE (Germany)	24,444	2,484,264
BHP Billiton, Ltd. (Australia)	275,734	6,099,330
Boliden AB (Sweden)	36,744	1,295,350
Celanese Corp. Ser. A	6,000	601,260
China State Construction International Holdings, Ltd. (China)	926,000	1,137,218
CIMIC Group, Ltd. (Australia)	111,036	3,830,735
Covestro AG (Germany)	45,414	4,470,170
CTCI Corp. (Taiwan)	1,060,000	1,761,395
Dilip Buildcon, Ltd. (India)	60,760	946,105
Domtar Corp.	25,200	1,072,008
Evonik Industries AG (Germany)	135,154	4,768,682
Fibria Celulose SA (Brazil)	63,253	1,245,920
Formosa Plastics Corp. (Taiwan)	588,000	2,097,335
Hindalco Industries, Ltd. (India)	322,900	1,070,925

18 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Basic materials cont.
Huntsman Corp.	172,800	$5,054,400
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	767,200	1,404,611
Kajima Corp. (Japan)	105,000	973,967
Korea Zinc Co., Ltd. (South Korea)	3,329	1,496,004
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	55,792	1,189,485
Mitsubishi Chemical Holdings Corp. (Japan)	242,800	2,351,444
Mitsubishi Gas Chemical Co., Inc. (Japan)	44,400	1,063,630
Mitsubishi Materials Corp. (Japan)	10,600	318,782
Mondi PLC (South Africa)	48,359	1,321,189
Mota-Engil SGPS SA (Portugal)	401,035	1,617,775
Newmont Mining Corp.	82,700	3,231,089
Nine Dragons Paper Holdings, Ltd. (China)	754,000	1,142,930
Packaging Corp. of America	37,100	4,181,170
Petronas Chemicals Group Bhd (Malaysia)	537,400	1,147,602
POSCO (South Korea)	5,953	1,817,902
Rio Tinto PLC (United Kingdom)	47,767	2,425,218
Sherwin-Williams Co. (The)	21,696	8,507,436
Skipper, Ltd. (India) †	278,186	908,197
Suzano Papel e Celulose SA (Brazil)	86,881	877,902
Taisei Corp. (Japan)	39,800	2,019,830
Toyo Suisan Kaisha, Ltd. (Japan)	10,800	418,683
UPM-Kymmene OYJ (Finland)	14,090	522,862
voestalpine AG (Austria)	20,634	1,082,785
W.R. Grace & Co.	32,300	1,977,729
Waskita Beton Precast Tbk PT (Indonesia)	32,586,700	984,573
		88,784,118
Capital goods (5.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	99,533	3,883,334
Allison Transmission Holdings, Inc.	156,400	6,108,984
Avery Dennison Corp.	32,600	3,463,750
BAE Systems PLC (United Kingdom)	67,511	551,461
Berry Plastics Group, Inc. †	28,692	1,572,609
Boeing Co. (The)	78,400	25,705,792
BWX Technologies, Inc.	35,900	2,280,727
CAE, Inc. (Canada)	4,495	83,665
Crane Co.	7,700	714,098
Crown Holdings, Inc. †	105,419	5,350,014
Cummins, Inc.	52,200	8,461,098
Dassault Aviation SA (France)	310	592,431
Faurecia SA (France)	47,011	3,809,117
General Dynamics Corp.	2,343	517,569
Hitachi, Ltd. (Japan)	703,000	5,092,546
Honeywell International, Inc.	4,623	668,070
Honghua Group, Ltd. (China) †	4,057,000	429,286
Huntington Ingalls Industries, Inc.	15,242	3,928,778
Ingersoll-Rand PLC	70,700	6,045,557
Iochpe Maxion SA (Brazil)	117,039	927,747
Jacobs Engineering Group, Inc.	42,600	2,519,790
JTEKT Corp (Japan)	61,100	904,973

Dynamic Asset Allocation Growth Fund 19

COMMON STOCKS (68.2%)* cont.	Shares	Value
Capital goods cont.
KEI Industries, Ltd. (India) †	249,892	$1,496,164
L3 Technologies, Inc.	54,386	11,312,288
MAN SE (Germany)	4,476	521,877
Mitsubishi Electric Corp. (Japan)	89,700	1,434,374
Northrop Grumman Corp.	39,974	13,955,723
Oshkosh Corp.	7,500	579,525
Parker Hannifin Corp.	35,100	6,003,153
Raytheon Co.	40,285	8,694,309
Safran SA (France)	2,324	246,277
Singapore Technologies Engineering, Ltd. (Singapore)	202,200	556,248
SMC Corp. (Japan)	1,000	404,774
Spirit AeroSystems Holdings, Inc. Class A	42,800	3,582,360
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	118,000	928,799
Vinci SA (France)	51,588	5,079,411
Waste Management, Inc.	65,800	5,535,096
		143,941,774
Communication services (2.3%)
ACC Claims Holdings, LLC Class A, (Units) F	164,400	986
Advanced Info Service PCL (Thailand)	148,500	978,286
AMC Networks, Inc. Class A †	36,900	1,907,730
ARRIS International PLC †	1,333	35,418
BT Group PLC (United Kingdom)	1,502,083	4,799,628
Juniper Networks, Inc.	214,700	5,223,651
KDDI Corp. (Japan)	200,900	5,128,940
Megacable Holdings SAB de CV (Units) (Mexico)	325,654	1,496,432
Millicom International Cellular SA SDR (Sweden)	2,643	180,496
Nippon Telegraph & Telephone Corp. (Japan)	106,700	4,913,585
NTT DoCoMo, Inc. (Japan)	22,700	579,527
Sky PLC (United Kingdom)	22,261	405,316
Swisscom AG (Switzerland)	8,945	4,436,249
Telecom Argentina SA ADR (Argentina)	30,596	958,573
Telstra Corp., Ltd. (Australia)	1,423,916	3,454,820
TIM Participacoes SA ADR (Brazil)	80,145	1,736,742
Verizon Communications, Inc.	593,510	28,381,648
Zayo Group Holdings, Inc. †	4,465	152,524
		64,770,551
Communications equipment (—%)
Avaya Holdings Corp. †	15,171	339,830
Cisco Systems, Inc.	565	24,233
Harris Corp.	2,642	426,102
		790,165
Computers (2.5%)
Amadeus IT Holding SA Class A (Spain)	43,472	3,213,772
Apple, Inc.	204,386	34,291,883
CDK Global, Inc.	3,100	196,354
CGI Group, Inc. Class A (Canada) †	988	56,979
Citrix Systems, Inc. †	65,200	6,050,560
Fortinet, Inc. †	96,000	5,143,680
Fujitsu, Ltd. (Japan)	19,000	116,923

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Computers cont.
HP, Inc.	539,756	$11,831,452
NetApp, Inc.	6,596	406,907
Otsuka Corp. (Japan)	58,000	2,921,667
Synopsys, Inc. †	37,918	3,156,294
TDK Corp. (Japan)	29,200	2,631,718
Xerox Corp.	96,375	2,773,673
		72,791,862
Conglomerates (0.8%)
AMETEK, Inc.	43,100	3,274,307
Bouygues SA (France)	95,629	4,797,098
Danaher Corp.	69,598	6,814,340
Marubeni Corp. (Japan)	646,100	4,674,897
Mitsui & Co., Ltd. (Japan)	237,100	4,061,038
		23,621,680
Consumer cyclicals (9.1%)
Adecco Group AG (Switzerland)	43,301	3,085,230
Amazon.com, Inc. †	12,767	18,478,190
Aramark	1,300	51,428
Berkeley Group Holdings PLC (The) (United Kingdom)	66,696	3,549,801
Booking Holdings, Inc. †	118	245,486
Booz Allen Hamilton Holding Corp.	48,900	1,893,408
Brilliance China Automotive Holdings, Ltd. (China)	550,000	1,156,814
Caesars Entertainment Corp. †	5,084	57,195
Carter’s, Inc.	10,100	1,051,410
China Conch Venture Holdings, Ltd. (China)	318,500	977,549
Clorox Co. (The)	42,600	5,670,486
Dai Nippon Printing Co., Ltd. (Japan)	47,400	979,138
Daimler AG (Registered Shares) (Germany)	4,205	357,321
Discovery Communications, Inc. Class A † S	364,200	7,804,806
Dolby Laboratories, Inc. Class A	14,700	934,332
Ecolab, Inc.	1,200	164,484
Electrolux AB Ser. B (Sweden)	119,083	3,747,255
Extended Stay America, Inc. (Units)	106,400	2,103,528
Fiat Chrysler Automobiles NV (Italy) †	223,086	4,574,131
Ford Motor Co.	102,307	1,133,562
Galaxy Entertainment Group, Ltd. (Hong Kong)	99,000	907,509
Harvey Norman Holdings, Ltd. (Australia) S	544,317	1,558,066
Hasbro, Inc.	47,500	4,004,250
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
Hermes International (France)	704	417,429
Hilton Grand Vacations, Inc. †	15,800	679,716
Hilton Worldwide Holdings, Inc.	70,300	5,536,828
Home Depot, Inc. (The)	119,081	21,224,997
Hyatt Hotels Corp. Class A	14,968	1,141,460
Industrivarden AB Class A (Sweden)	165,133	4,015,701
InterContinental Hotels Group PLC (United Kingdom)	2,079	124,664
ISS A/S (Denmark)	3,164	117,411
John Wiley & Sons, Inc. Class A	626	39,876

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer cyclicals cont.
JUMBO SA (Greece)	53,956	$966,203
KAR Auction Services, Inc.	42,200	2,287,240
Kimberly-Clark Corp.	86,309	9,505,210
Kingfisher PLC (United Kingdom)	967,957	3,983,295
Lagardere SCA (France)	18,686	534,038
Lear Corp.	22,600	4,205,634
Liberty SiriusXM Group Class A †	46,700	1,919,370
Live Nation Entertainment, Inc. †	59,900	2,524,186
Localiza Rent a Car SA (Brazil)	103,726	902,334
Lowe’s Cos., Inc.	185,383	16,267,358
Marks & Spencer Group PLC (United Kingdom)	748,621	2,841,285
Marriott International, Inc./MD Class A	300	40,794
Masco Corp.	92,700	3,748,788
Massmart Holdings, Ltd. (South Africa)	110,102	1,506,466
Mazda Motor Corp. (Japan)	37,300	493,045
Michael Kors Holdings, Ltd. †	80,089	4,971,925
Namco Bandai Holdings, Inc. (Japan)	15,500	509,116
Nameson Holdings, Ltd. (Hong Kong)	2,626,000	566,000
Naspers, Ltd. Class N, (South Africa)	16,830	4,122,620
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	91,896	1,451,957
Next PLC (United Kingdom)	6,340	423,730
Nissan Motor Co., Ltd. (Japan)	54,200	562,350
NVR, Inc. †	930	2,604,000
Peugeot SA (France)	178,505	4,298,799
Poya International Co., Ltd. (Taiwan)	144,820	1,805,469
PVH Corp.	49,083	7,432,639
Ralph Lauren Corp.	110,600	12,365,080
Randstad Holding NV (Netherlands)	21,186	1,395,910
Renault SA (France)	15,396	1,870,420
Ross Stores, Inc.	104,198	8,125,360
Royal Caribbean Cruises, Ltd.	60,700	7,146,818
RTL Group SA (Belgium)	28,273	2,348,174
S&P Global, Inc.	43,200	8,253,792
Scotts Miracle-Gro Co. (The) Class A S	800	68,600
Secom Co., Ltd. (Japan)	1,700	126,535
ServiceMaster Global Holdings, Inc. †	27,200	1,383,120
Sporton International, Inc. (Taiwan)	240,000	1,317,008
Suzuki Motor Corp. (Japan)	7,446	400,973
Taylor Wimpey PLC (United Kingdom)	1,784,522	4,629,147
Thor Industries, Inc.	19,700	2,268,849
Time Warner, Inc.	9,357	884,985
TJX Cos., Inc. (The)	76,005	6,198,968
Toppan Printing Co., Ltd. (Japan)	176,000	1,443,992
Toro Co. (The)	18,500	1,155,325
Total System Services, Inc.	40,600	3,502,156
Toyota Motor Corp. (Japan)	11,400	731,216

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer cyclicals cont.
TUI AG (Germany)	255,560	$5,486,481
Visteon Corp. †	18,100	1,995,344
Wal-Mart de Mexico SAB de CV (Mexico)	822,000	2,079,868
Walt Disney Co. (The)	81,818	8,217,800
Worldpay, Inc. Class A †	3,913	321,805
Yamada Denki Co., Ltd. (Japan)	12,200	73,151
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (Turkey) †	93,956	833,513
		262,881,706
Consumer finance (0.5%)
American Express Co.	8,640	805,939
Chailease Holding Co., Ltd. (Taiwan)	550,000	1,952,361
Discover Financial Services	78,900	5,675,277
Synchrony Financial	191,300	6,414,289
		14,847,866
Consumer staples (5.4%)
Altria Group, Inc.	3,496	217,871
Arcos Dorados Holdings, Inc. Class A (Brazil) †	175,400	1,604,910
Asahi Group Holdings, Ltd. (Japan)	8,700	463,351
Ashtead Group PLC (United Kingdom)	59,719	1,628,445
Associated British Foods PLC (United Kingdom)	74,831	2,616,092
Beauty Community PCL (Foreign depositary shares) (Thailand)	1,440,700	981,353
Bright Horizons Family Solutions, Inc. †	258	25,728
British American Tobacco PLC (United Kingdom)	28,670	1,664,327
Carlsberg A/S Class B (Denmark)	4,457	532,607
Coca-Cola Amatil, Ltd. (Australia)	635,331	4,251,495
Coca-Cola European Partners PLC (United Kingdom)	2,159	89,944
ConAgra Foods, Inc.	113,800	4,196,944
Constellation Brands, Inc. Class A	3,710	845,583
Dr. Pepper Snapple Group, Inc.	20,700	2,450,466
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ∆∆ F	1,036	10,250
Henkel AG & Co. KGaA (Preference) (Germany)	4,490	590,443
Hershey Co. (The)	51,154	5,062,200
Imperial Brands PLC (United Kingdom)	14,867	506,643
Ingredion, Inc.	23,693	3,054,502
ITOCHU Corp. (Japan)	333,000	6,467,220
J Sainsbury PLC (United Kingdom)	1,301,716	4,362,794
Japan Tobacco, Inc. (Japan)	19,800	570,526
Jubilant Foodworks, Ltd. (India)	55,194	1,986,503
Kao Corp. (Japan)	23,400	1,755,137
Koninklijke Ahold Delhaize NV (Netherlands)	86,485	2,050,672
Lamb Weston Holdings, Inc.	41,800	2,433,596
Liberty Expedia Holdings, Inc. Class A †	15,061	591,596
ManpowerGroup, Inc.	23,500	2,704,850
McDonald’s Corp.	82,101	12,838,954
Metro Wholesale & Food Specialist AG (Germany)	146,911	2,601,491
Monster Beverage Corp. †	6,048	346,006
Nestle SA (Switzerland)	35,040	2,773,990
PepsiCo, Inc.	156,967	17,132,948

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer staples cont.
Pinnacle Foods, Inc.	41,513	$2,245,853
Pola Orbis Holdings, Inc. (Japan)	40,000	1,639,021
Procter & Gamble Co. (The)	105,633	8,374,584
Swedish Match AB (Sweden)	70,535	3,206,614
Sysco Corp.	144,042	8,636,758
TCI Co., Ltd. (Taiwan)	81,000	1,129,283
Tesco PLC (United Kingdom)	441,995	1,277,156
Toyota Tsusho Corp. (Japan)	86,700	2,937,395
Tyson Foods, Inc. Class A	139,600	10,217,324
Unicharm Corp. (Japan)	3,800	108,173
US Foods Holding Corp. †	103,945	3,406,278
Walgreens Boots Alliance, Inc.	133,200	8,720,604
WH Group, Ltd. (Hong Kong)	3,668,500	3,943,255
WM Morrison Supermarkets PLC (United Kingdom)	370,543	1,110,309
Woolworths Group, Ltd. (Australia)	142,475	2,887,552
X5 Retail Group NV GDR (Russia) †	35,544	1,196,450
Xiabuxiabu Catering Management China Holdings Co., Ltd. (China)	541,500	1,037,690
Yum! Brands, Inc.	53,000	4,511,890
		155,995,626
Electronics (2.4%)
Agilent Technologies, Inc.	51,600	3,452,040
Corning, Inc.	3,164	88,212
Hoya Corp. (Japan)	82,800	4,128,133
Keyence Corp. (Japan)	1,300	806,842
MediaTek, Inc. (Taiwan)	295,000	3,445,056
NXP Semiconductor NV †	135,639	15,869,763
Rockwell Automation, Inc.	7,300	1,271,660
Samsung Electronics Co., Ltd. (South Korea)	5,249	12,119,138
Samsung Electronics Co., Ltd. (Preference) (South Korea)	666	1,274,641
Sino-American Silicon Products, Inc. (Taiwan)	321,000	1,172,497
SK Hynix, Inc. (South Korea)	12,878	982,251
Texas Instruments, Inc.	189,919	19,730,685
Trimble Inc. †	38,000	1,363,440
Walsin Technology Corp. (Taiwan)	620,000	2,551,703
		68,256,061
Energy (3.8%)
Canvest Environmental Protection Group Co., Ltd. (China)	2,591,000	1,486,971
Chevron Corp.	137,400	15,669,096
China Everbright Greentech, Ltd. (China) †	1,224,000	1,231,312
CNOOC, Ltd. (China)	1,077,000	1,589,352
Exxon Mobil Corp.	296,239	22,102,391
Geopark, Ltd. (Chile) †	90,800	1,125,920
Halcon Resources Corp. †	8,621	41,984
Hilong Holding, Ltd. (China)	3,608,000	556,040
Lukoil PJSC ADR (Russia)	42,757	2,949,713
Marathon Petroleum Corp.	137,773	10,072,584
Milagro Oil & Gas, Inc. (Units) F	89	7,209
Nine Point Energy	1,624	22,346
NOVATEK PJSC GDR (Russia)	15,132	2,075,754

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Energy cont.
Occidental Petroleum Corp.	10,516	$683,119
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	97,155	1,373,772
Phillips 66	2,222	213,134
PTT PCL (Foreign depositary shares) (Thailand)	58,700	1,028,705
Repsol SA (Spain)	297,254	5,281,205
Royal Dutch Shell PLC Class A (United Kingdom)	10,789	338,556
Royal Dutch Shell PLC Class B (United Kingdom)	88,562	2,853,904
SandRidge Energy, Inc. †	3,783	54,891
Sasol, Ltd. (South Africa)	38,667	1,318,030
Statoil ASA (Norway)	218,122	5,166,027
Tervita Corp. Class A (Canada)	179	1,320
Total SA (France)	157,558	8,954,594
Valero Energy Corp.	165,521	15,355,383
Williams Cos., Inc. (The)	285,700	7,102,502
Woodside Petroleum, Ltd. (Australia)	24,224	547,285
		109,203,099
Financial (1.6%)
3i Group PLC (United Kingdom)	527,222	6,365,716
Ally Financial, Inc.	139,900	3,798,285
Assurant, Inc.	16,900	1,544,829
BGC Partners, Inc. Class A	59,400	798,930
Broadridge Financial Solutions, Inc.	900	98,721
CME Group, Inc.	2,170	350,976
CoreLogic, Inc. †	16,437	743,446
CTBC Financial Holding Co., Ltd. (Taiwan)	3,236,000	2,352,890
DGB Financial Group, Inc. (South Korea)	60,895	665,566
Edelweiss Financial Services, Ltd. (India)	805,252	2,996,241
Eurazeo SA (France)	5,308	488,775
Hana Financial Group, Inc. (South Korea)	44,872	1,925,972
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	54,300	1,784,834
HSBC Holdings PLC (United Kingdom)	113,159	1,057,795
Intercontinental Exchange, Inc.	850	61,642
Macquarie Group, Ltd. (Australia)	29,542	2,356,946
Mizuho Financial Group, Inc. (Japan)	2,911,400	5,236,990
ORIX Corp. (Japan)	280,000	4,937,926
Shriram Transport Finance Co., Ltd. (India)	69,610	1,544,080
Sumitomo Mitsui Financial Group, Inc. (Japan)	139,100	5,827,807
		44,938,367
Government (—%)
Poste Italiane SpA (Italy)	9,937	90,954
		90,954
Health care (7.5%)
AbbVie, Inc.	85,043	8,049,320
Akorn, Inc. †	4,736	88,611
Alfresa Holdings Corp. (Japan)	13,000	289,310
Allergan PLC	4,165	700,928
Amgen, Inc.	39,208	6,684,180
Anthem, Inc.	56,279	12,364,496
Astellas Pharma, Inc. (Japan)	186,400	2,827,401

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (68.2%)* cont.	Shares	Value
Health care cont.
Baxter International, Inc.	8,284	$538,791
Biogen, Inc. †	5,972	1,635,253
Boston Scientific Corp. †	2,788	76,168
Bristol-Myers Squibb Co.	98,822	6,250,492
Bruker Corp.	24,100	721,072
Celgene Corp. †	104,259	9,300,945
Charles River Laboratories International, Inc. † S	18,100	1,931,994
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,922,000	1,425,934
Cigna Corp.	50,300	8,437,322
Eli Lilly & Co.	127,729	9,882,393
Fleury SA (Brazil)	197,306	1,621,980
Fresenius Medical Care AG & Co., KGaA (Germany)	17,384	1,775,016
Gilead Sciences, Inc.	92,154	6,947,490
GlaxoSmithKline PLC (United Kingdom)	220,847	4,290,608
Humana, Inc.	41,107	11,050,795
Intuitive Surgical, Inc. †	98	40,457
Johnson & Johnson	165,958	21,267,518
McKesson Corp.	70,600	9,945,422
Medipal Holdings Corp. (Japan)	99,300	2,034,434
Merck & Co., Inc.	201,958	11,000,652
Mettler-Toledo International, Inc. †	66	37,952
Mitsubishi Tanabe Pharma Corp. (Japan)	24,400	476,970
Novartis AG (Switzerland)	112,066	9,066,369
PerkinElmer, Inc.	876	66,331
Pfizer, Inc. S	99,647	3,536,472
Premier, Inc. Class A † S	23,000	720,130
Recordati SpA (Italy)	97,437	3,610,552
Roche Holding AG (Switzerland)	42,029	9,639,767
Service Corp. International S	40,400	1,524,696
Shionogi & Co., Ltd. (Japan)	67,200	3,467,837
Sonic Healthcare, Ltd. (Australia)	4,807	84,744
Thermo Fisher Scientific, Inc.	327	67,512
UCB SA (Belgium)	54,672	4,459,791
UnitedHealth Group, Inc.	138,317	29,599,838
Vertex Pharmaceuticals, Inc. †	20,315	3,310,939
WellCare Health Plans, Inc. †	20,400	3,950,052
Zoetis, Inc.	4,289	358,174
		215,157,108
Insurance (3.1%)
Aegon NV (Netherlands)	66,755	450,800
Ageas (Belgium)	96,239	4,975,481
Allianz SE (Germany)	35,859	8,103,933
Allstate Corp. (The)	84,300	7,991,640
American Financial Group, Inc.	12,100	1,357,862
Assured Guaranty, Ltd.	37,900	1,371,980
AXA SA (France)	175,656	4,676,303
Berkshire Hathaway, Inc. Class B †	117	23,339
Cathay Financial Holding Co., Ltd. (Taiwan)	1,051,000	1,892,427
DB Insurance Co., Ltd. (South Korea)	25,712	1,567,952

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Insurance cont.
Discovery, Ltd. (South Africa)	102,874	$1,482,798
Hartford Financial Services Group, Inc. (The)	101,300	5,218,976
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	22,530	822,232
ING Life Insurance Korea, Ltd. (South Korea)	30,507	1,277,922
IRB Brasil Resseguros SA (Brazil)	191,398	2,426,788
Lincoln National Corp.	48,700	3,558,022
Loews Corp.	153,581	7,637,583
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	21,507	5,001,864
NN Group NV (Netherlands)	106,861	4,745,808
Old Republic International Corp.	8,410	180,395
Ping An Insurance Group Co. of China, Ltd. (China)	168,000	1,728,649
Principal Financial Group, Inc.	37,500	2,284,125
Prudential Financial, Inc.	79,600	8,242,580
Reinsurance Group of America, Inc.	12,893	1,985,522
Swiss Re AG (Switzerland)	37,246	3,792,521
Torchmark Corp.	15,200	1,279,384
Travelers Cos., Inc. (The)	23,352	3,242,659
Unum Group	51,200	2,437,632
Zurich Insurance Group AG (Switzerland)	1,074	352,417
		90,109,594
Investment banking/Brokerage (1.0%)
Ameriprise Financial, Inc.	46,300	6,849,622
Daiwa Securities Group, Inc. (Japan)	95,000	605,954
E*Trade Financial Corp. †	172,700	9,569,307
Goldman Sachs Group, Inc. (The)	27,700	6,976,522
Morgan Stanley	70,800	3,820,368
Partners Group Holding AG (Switzerland)	47	34,979
Raymond James Financial, Inc.	9,200	822,572
Schroders PLC (United Kingdom)	10,244	459,387
		29,138,711
Photography/Imaging (0.1%)
Sunny Optical Technology Group Co., Ltd. (China)	89,900	1,696,149
		1,696,149
Real estate (2.6%)
AGNC Investment Corp. R	211,136	3,994,693
American Homes 4 Rent R	4,700	94,376
Annaly Capital Management, Inc. R	26,988	281,485
Apartment Investment & Management Co. Class A R	34,000	1,385,500
Apple Hospitality REIT, Inc. R	57,096	1,003,177
Barratt Developments PLC (United Kingdom)	332,842	2,479,271
Brandywine Realty Trust R	55,088	874,797
Brixmor Property Group, Inc. R	91,000	1,387,750
Camden Property Trust R	27,600	2,323,368
CBRE Group, Inc. Class A †	61,500	2,904,030
Cheung Kong Property Holdings, Ltd. (Hong Kong)	575,000	4,865,713
Chimera Investment Corp. R	56,967	991,795
China Overseas Land & Investment, Ltd. (China)	568,000	1,996,756
Colony NorthStar, Inc. Class A R	132,200	742,964

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.2%)* cont.	Shares	Value
Real estate cont.
Corporate Office Properties Trust R	2,500	$64,575
Duke Realty Corp. R	81,031	2,145,701
Emaar Development PJSC (United Arab Emirates) †	1,172,906	1,728,564
Empire State Realty Trust, Inc. Class A R	1,800	30,222
EPR Properties R	2,300	127,420
Equity Commonwealth † R	22,821	699,920
Equity Lifestyle Properties, Inc. R	12,900	1,132,233
Equity Residential Trust R	77,707	4,788,305
Fonciere Des Regions (France) R	41,952	4,631,938
Forest City Realty Trust, Inc. Class A R	66,700	1,351,342
Gaming and Leisure Properties, Inc. R	28,800	963,936
HCP, Inc. R	118,300	2,748,109
Highwoods Properties, Inc. R	31,416	1,376,649
Hudson Pacific Properties, Inc. R	31,534	1,025,801
Kerry Properties, Ltd. (Hong Kong)	404,000	1,834,231
KWG Property Holding, Ltd. (China)	767,000	1,063,525
Liberty Property Trust R	33,654	1,337,073
MFA Financial, Inc. R	90,898	684,462
MRV Engenharia e Participacoes SA (Brazil)	337,997	1,663,648
New Residential Investment Corp. R	12,402	204,013
New World Development Co., Ltd. (Hong Kong)	95,000	135,431
Nomura Real Estate Holdings, Inc. (Japan)	38,000	897,101
Outfront Media, Inc. R	37,300	699,002
Park Hotels & Resorts, Inc. R	68,000	1,837,360
Persimmon PLC (United Kingdom)	132,052	4,694,769
Piedmont Office Realty Trust, Inc. Class A R	3,173	55,813
Realogy Holdings Corp. S	67,900	1,852,312
Senior Housing Properties Trust R	33,300	521,478
Spirit Realty Capital, Inc. R	236,800	1,837,568
Starwood Property Trust, Inc. R	72,555	1,520,027
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,672,638
Swiss Prime Site AG (Switzerland)	2,288	221,526
Two Harbors Investment Corp. R	6,721	103,302
UDR, Inc. R	4,370	155,659
Vornado Realty Trust R	38,900	2,617,970
WP Carey, Inc. R	9,000	557,910
		74,307,208
Semiconductor (0.8%)
Applied Materials, Inc.	94,249	5,241,187
Globalwafers Co., Ltd. (Taiwan)	67,000	1,045,547
KLA-Tencor Corp.	54,900	5,984,649
Maxim Integrated Products, Inc.	93,117	5,607,506
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	511,350	4,340,609
		22,219,498
Software (3.9%)
Adobe Systems, Inc. †	21,800	4,710,544
Amdocs, Ltd.	64,977	4,335,265
Cadence Design Systems, Inc. †	63,800	2,345,926
Chinasoft International, Ltd. (China)	1,384,000	1,251,232

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Software cont.
Electronic Arts, Inc. †	92,900	$11,263,196
F5 Networks, Inc. †	31,959	4,621,591
Intuit, Inc.	61,537	10,667,439
Microsoft Corp.	618,197	56,422,840
Nexon Co., Ltd. (Japan) †	44,400	734,402
Red Hat, Inc. †	2,995	447,782
Tencent Holdings, Ltd. (China)	177,200	9,432,572
VMware, Inc. Class A † S	59,600	7,227,692
		113,460,481
Technology services (3.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	44,623	8,190,105
Alphabet, Inc. Class A †	49,875	51,727,357
Cognizant Technology Solutions Corp. Class A	44,698	3,598,189
Computershare, Ltd. (Australia)	37,003	495,179
Dell Technologies, Inc. Class V †	2,377	174,020
Dun & Bradstreet Corp. (The)	22,300	2,609,100
DXC Technology Co.	75,900	7,630,227
eBay, Inc. †	20,673	831,882
Facebook, Inc. Class A †	67,186	10,735,651
Fidelity National Information Services, Inc.	4,900	471,870
Fiserv, Inc. †	5,000	356,550
Genpact, Ltd.	2,622	83,878
IBM Corp.	77,100	11,829,453
NCSOFT Corp. (South Korea)	2,598	1,023,698
NEC Corp. (Japan)	17,400	489,107
Yandex NV Class A (Russia) †	51,748	2,041,459
Zebra Technologies Corp. Class A †	12,200	1,698,118
		103,985,843
Transportation (1.7%)
Abertis Infraestructuras SA (Spain)	22,920	514,079
ANA Holdings, Inc. (Japan)	43,900	1,698,982
Central Japan Railway Co. (Japan)	27,300	5,164,692
Deutsche Lufthansa AG (Germany)	46,561	1,487,328
Deutsche Post AG (Germany)	81,608	3,568,661
International Consolidated Airlines Group SA (Spain)	103,831	898,597
Japan Airlines Co., Ltd. (Japan)	59,900	2,410,524
Kansas City Southern	2,709	297,584
Norfolk Southern Corp.	3,779	513,113
Royal Mail PLC (United Kingdom)	453,232	3,441,760
Singapore Airlines, Ltd. (Singapore)	101,200	840,445
Southwest Airlines Co.	172,000	9,852,160
Union Pacific Corp.	135,800	18,255,594
Yangzijiang Shipbuilding Holdings, Ltd. (China)	468,200	435,964
		49,379,483
Utilities and power (2.3%)
American Electric Power Co., Inc.	97,526	6,689,308
CenterPoint Energy, Inc.	99,900	2,737,260
China Water Affairs Group, Ltd. (China)	1,968,000	2,012,608
CLP Holdings, Ltd. (Hong Kong)	5,500	56,223

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.2%)* cont.	Shares	Value
Utilities and power cont.
Duke Energy Corp.	6,920	$536,092
Edison International	52,700	3,354,882
Enel SpA (Italy)	1,043,804	6,395,555
ENGIE SA (France)	127,007	2,121,846
Eni SpA (Italy)	229,126	4,039,015
Entergy Corp.	133,624	10,526,899
Exelon Corp.	144,705	5,644,942
FirstEnergy Corp.	169,700	5,771,497
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	555,500	538,567
KEC International, Ltd. (India)	135,139	813,595
Kinder Morgan, Inc.	464,900	7,001,394
NiSource, Inc.	23,500	561,885
OGE Energy Corp.	36,500	1,196,105
PPL Corp.	109,200	3,089,268
SSE PLC (United Kingdom)	1,957	35,074
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	6,173
UGI Corp.	61,350	2,725,167
Vectren Corp.	15,400	984,368
		66,837,723
Total common stocks (cost $1,665,692,145)		$1,964,839,649

	Principal
CORPORATE BONDS AND NOTES (10.0%)*	amount	Value
Basic materials (0.8%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$130,000	$137,150
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	70,000	76,278
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	135,000	127,238
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	165,000	179,438
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	115,000	117,300
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	202,500
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	320,000	312,800
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	95,000	103,194
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	300,000	354,750
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	195,731
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	300,000	285,750
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	295,000	309,750
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	373,500
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	315,000
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	495,000	506,138

30 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	$195,000	$195,975
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	275,000	276,719
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	700,000	714,000
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	125,224
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	566,500
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	226,850
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	918,266
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	125,000	125,313
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	190,000	205,200
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	175,000	183,750
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	430,000	421,400
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	248,750
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	340,000	338,198
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	88,770
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	130,613
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	490,506
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	269,578
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	252,000	255,004
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	730,000	718,138
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	230,000	218,500
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	290,000	287,100
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	245,000	262,763
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	440,000	484,396
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	215,000	214,463
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	719,000	735,753
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	476,514
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	237,656
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	249,000	253,669
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	245,000	235,813

Dynamic Asset Allocation Growth Fund 31

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Basic materials cont.
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	$235,000	$217,340
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	130,000	143,325
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	260,000	288,600
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	150,075
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	205,513
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	46,750
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	295,000	309,013
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	155,000	153,838
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	180,000	179,873
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	18,939
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	145,000	148,081
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	85,000	86,913
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	105,000	107,100
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	284,000	269,800
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	161,000	154,158
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	505,000	494,900
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	189,625
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	151,361
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,900
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	285,000	294,975
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	110,000	110,000
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	480,000	469,200
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	243,893
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	130,000	126,617
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	269,719
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	90,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	195,928
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,213
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	106,313
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	91,314

32 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Basic materials cont.
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	$35,000	$38,850
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	317,963
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	180,000	176,850
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	97,250
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	215,000	215,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	330,000	342,375
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	201,094
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	295,000	297,950
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	195,000	203,288
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	236,810
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	478,207
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	532,091
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	263,146
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	468,890
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	185,000	190,550
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	220,000
		23,217,926
Capital goods (0.5%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	355,000	358,550
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	145,000	143,731
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	70,000	65,975
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	174,000	185,745
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	200,000	208,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	457,413
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	201,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	114,895
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,995
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	227,538
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	89,894
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	108,552

Dynamic Asset Allocation Growth Fund 33

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	$405,000	$443,981
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	235,000	243,225
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	330,163
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	183,975
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	229,431
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	275,000	269,328
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	217,000	220,526
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	143,036
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	96,353
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	132,638
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	405,000	415,125
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	152,715
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	120,000	124,408
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	250,940
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	689,377
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	465,000	587,151
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	480,000	535,200
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	260,000	257,400
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	106,000	112,467
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	427,450
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	76,151
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	220,000	213,400
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	425,000	418,894
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	205,000	209,100
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	534,000	540,675
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	120,000	116,436
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	203,000	213,150
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	555,000	553,266
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	90,900
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	375,000	377,813
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	132,225

34 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Capital goods cont.
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	$225,000	$219,656
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,881,180
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	135,000	131,625
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	219,595
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	195,000	192,563
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	350,000	343,875
		14,015,181
Communication services (0.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,227,960
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	505,000	501,898
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	487,024
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	380,728
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	1,065,000	1,076,590
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	378,674
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	59,045
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	161,000	163,415
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	132,131
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	355,250
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	65,000	64,676
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	155,194
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	154,000	149,765
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	34,000	34,255
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	211,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	245,000	250,513
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	199,000	198,751
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	130,000	129,513
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,034,021
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	289,199
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	101,560
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	168,012
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	68,458

Dynamic Asset Allocation Growth Fund 35

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	$569,000	$539,501
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	107,737
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	44,430
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	412,257
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	168,488
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	245,000	254,923
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	565,000	536,750
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	190,804
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	240,442
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	303,952
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	875,000	929,819
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	175,066
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	20,304
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	326,823
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	487,991
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	143,865
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	460,000	510,600
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	276,189
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	179,250
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	220,000	196,075
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	59,950
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	210,000	175,629
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	324,113
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	46,000	41,659
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,615
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	615,000	573,488
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	122,286
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	685,000	714,978
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,199,973
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	53,430

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	$166,000	$226,437
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	238,125
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	390,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	494,225
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	90,698
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	87,000	89,719
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	426,360
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	608,879
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	511,875	508,676
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	557,000	574,267
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	94,050
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	62,400
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	140,000	141,050
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	235,000	225,894
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	10,000	10,363
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	96,000
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	255,685
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	508,750
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	981,824
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	554,000	533,801
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	330,847
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	790,000	800,202
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	372,505
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	387,100
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	266,000	152,285
		25,616,786

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$2,780,000	$2,758,116
		2,758,116
Consumer cyclicals (1.3%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,225,000	1,841,633
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	175,000	168,994
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	710,000	685,040
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	200,000	197,020
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	216,150
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	61,000	61,763
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	108,350
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	235,000	240,875
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	430,000	439,138
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	420,263
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	131,875
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	83,409
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	97,494
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	367,000	374,340
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	496,652
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	239,055
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	246,000	242,698
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	390,000	397,313
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	121,083
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	69,111
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	143,000	142,643
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	560,000	571,592
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	645,000	624,038
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	354,712
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	375,000	407,400

38 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.		amount	Value
Consumer cyclicals cont.
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		$150,000	$162,938
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		250,000	247,643
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		750,000	703,463
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		80,000	84,640
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		830,000	821,024
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		145,000	145,000
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		802,000	778,315
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		241,000	241,062
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	137,191
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	54,223
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		179,000	182,249
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		110,000	111,650
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		200,000	194,500
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	227,000	180,864
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$310,000	324,725
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		155,000	151,706
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,330,000	1,315,038
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	403,873
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		89,000	95,693
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		421,000	444,155
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		390,000	385,125
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	413,237
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		50,000	49,429
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		169,000	133,299
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		270,000	260,213
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,260,000	1,266,300
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		60,000	57,750
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		515,000	561,350
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		365,000	376,863
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		90,000	95,400
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		135,000	127,575

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Consumer cyclicals cont.
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	$155,000	$147,638
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	120,000	120,000
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	740,000	710,147
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	141,000	141,881
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	82,800
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	255,000	264,563
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	120,000	117,000
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	150,000	151,875
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	66,788
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	180,000	181,575
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	270,000	277,088
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	239,063
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	146,226
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	177,581
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	180,000	171,345
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	435,000	435,000
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	180,000	139,500
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.50%), 10/15/21 ‡‡	151,887	96,069
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	120,000	75,900
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	303,707
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	138,075
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	180,000	179,860
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	185,000	180,931
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	378,059
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	121,650
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	125,000	125,156
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	168,709
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	176,300

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	$140,000	$137,550
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	135,675
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	100,000	56,750
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	313,000	374,035
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	391,590
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	203,567
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	108,306
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	307,200
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	251,989
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	215,000	216,881
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	883,038
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	505,000	501,213
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	161,514
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,200,094
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	326,700
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	404,106
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	112,200
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,195
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	87,550
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	344,250
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,014,371
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,819
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	204,788
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	773,464
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	247,278
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	42,300
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	885,000	883,474
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	243,528
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	115,000	116,581

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	$270,000	$251,775
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	216,311
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	79,550
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	30,000	32,069
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	440,000	449,900
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	195,244
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	70,350
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	160,875
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	195,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	725,000	720,146
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	210,000	220,133
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	485,000	475,906
		37,575,885
Consumer staples (0.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	295,663
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	205,648
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,420
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	141,123
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,525,000	1,515,988
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,090,000	1,175,577
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	480,000	477,143
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,125,000	1,116,189
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	339,970
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	292,838
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	990,000	940,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25	280,000	268,800
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	455,000	487,842
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	490,000	510,213
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	230,000	203,550
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	409,000	423,315
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	205,000	188,825

42 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.		amount	Value
Consumer staples cont.
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		$9,688	$10,464
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		154,100	155,342
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	137,569
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	235,000	276,858
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$470,000	464,541
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		308,000	401,429
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		226,000	256,748
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		190,000	110,200
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		415,000	430,563
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		560,000	562,794
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)		200,000	200,997
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		230,000	226,619
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		505,000	479,746
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		200,000	199,250
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		200,000	198,750
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		145,000	139,563
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 2.631%, 8/10/22		295,000	295,938
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39		340,000	419,739
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40		180,000	213,360
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		672,000	666,121
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		60,000	59,475
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		255,000	251,175
Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 1.90%, 3/15/19		1,155,000	1,143,552
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		210,000	201,936
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		707,000	699,941
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		65,000	59,745
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		475,000	292,719
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		46,000	35,650
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		345,000	347,588

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Consumer staples cont.
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	$25,000	$23,623
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	238,973
		17,869,772
Energy (1.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	460,000	478,975
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,100
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	128,205
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	179,335
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	15,000	15,376
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	124,000	122,584
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	145,000	156,600
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	95,000	88,825
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	261,266
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	388,789
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	185,000	184,193
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	435,000	429,479
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	210,000	206,588
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	170,000	153,000
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	132,000	103,620
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	230,000	225,905
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	524,000	601,945
Cenovus Energy, Inc. sr. unsec. notes 4.25%, 4/15/27 (Canada)	435,000	424,014
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	545,000	570,206
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	640,000	635,201
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,050
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	152,000	160,930
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	90,000	85,950
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	188,663
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	713,158

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	$145,000	$141,779
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	335,000	320,763
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	120,000	115,500
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	55,000	55,756
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	187,081
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	365,000	361,350
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	245,000	242,550
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	150,000	126,375
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	262,000	268,550
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	390,968
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	98,875
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	368,150
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	130,000	129,025
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,390,000	1,322,238
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	160,869
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	85,000	91,332
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	75,000	78,748
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	190,000	174,325
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	107,000	99,510
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	251,000	178,524
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	155,000	103,463
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	65,000	65,325
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	650,000	621,824
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	285,000	269,325
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	80,000	95,941
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	330,000	324,225
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	375,000	382,500
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	230,000	216,775

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Energy cont.
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	$185,000	$166,500
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	37,125
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	80,000	66,800
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	145,500
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	101,000	105,066
Murray Energy Corp. 144A notes 11.25%, 4/15/21	270,000	101,250
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	325,000	306,719
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	90,000	92,925
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	275,000	255,063
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	93,575
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	76,125
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	165,000	167,350
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	511,824
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	403,577
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	590,000	601,800
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,064,000	2,177,520
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	65,000	69,306
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	358,000	353,973
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	138,406
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,170,308
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	253,625
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,141,000	1,106,200
Petroleos Mexicanos 144A sr. unsec. bonds 6.35%,
2/12/48 (Mexico)	133,000	128,511
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	207,000	199,958
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	210,000	198,450
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	405,000	413,100
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	72,926
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	90,000	85,050

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Energy cont.
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	$405,000	$399,110
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,839
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	432,000	448,809
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	75,000	71,625
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	100,000	101,875
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	220,000	227,700
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	180,000	172,575
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,444
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	544,514
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	108,238
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	188,000	189,175
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	105,000	97,388
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	143,550
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	48,000	47,520
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	170,000	170,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	179,325
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	128,950
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	580,000	579,291
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	195,000	196,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	155,000	154,419
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	74,625
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	895,000	853,606
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	651,750
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	230,000	214,475
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	125,000	126,875
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	147,000	146,793
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	125,000	122,188
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	110,000	98,967

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Energy cont.
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	$305,000	$278,313
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	47,958
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	150,000	151,125
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	235,000	311,375
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	13,420
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	84,000
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	230,000	246,100
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	274,000	281,535
		31,197,107
Financials (2.8%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	413,837
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	529,695
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,703
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	386,144
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	165,000
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	133,900
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	496,540
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	108,575
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	551,211
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	109,000	112,406
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	230,000	232,300
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	794,252
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	514,710
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	761,265
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	900,000	879,937
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	212,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	341,600
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	417,762
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	488,250
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	80,633
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	994,355
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	112,732
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,235,034

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Financials cont.
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	$100,000	$94,737
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	672,849
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	496,945
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	997,247
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	93,924
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	222,043
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	339,287
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	974,002
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	202,327
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	180,679
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	532,727
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	188,263
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	252,466
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	355,520
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	62,000	62,372
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	89,066
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	423,000	433,076
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	89,066
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	49,000	50,164
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	235,000	228,542
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	825,026
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,501,825
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	243,874
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	318,729
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	160,000	173,233
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,154,868
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	203,975
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	553,140
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	971,092
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,571,110
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	350,000	417,473
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	88,506
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	173,000	174,246
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	502,863
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	795,000	796,868
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	713,024

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Financials cont.
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	$100,000	$126,750
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	16,567
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	228,608
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	398,392
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	153,660
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	238,502
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	270,000	276,750
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	170,000	164,321
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,235,000	1,205,728
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	182,274
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	335,000	348,270
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,268,829
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,871,578
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	924,950
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	152,676
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	106,590
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	523,000	501,805
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	111,144
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	129,456
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	30,000	30,038
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	234,000	242,190
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	631,029
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	157,713
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	152,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	93,840
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	174,435
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	243,323
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	14,000	10,745
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	156,038
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	100,250
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	96,750
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	156,450

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	$704,000	$723,008
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,429,282
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,294,488
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	962,000	959,298
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	164,557
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	381,632
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	614,000	759,825
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	210,000	195,699
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	201,127
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	176,000	196,350
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	340,584
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	303,159
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,041,809
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	918,671
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	330,000	343,636
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	307,000	301,773
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	152,558
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	523,000	515,589
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	103,000
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	84,402
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	145,000	150,613
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	255,367
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	480,964
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,336,079
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	854,703
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.747%, 12/9/19 (Australia)	725,000	729,814
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,156,756
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	243,717
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	713,012
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	314,650
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	250,000	242,979

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Financials cont.
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	$365,000	$354,726
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	519,053
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	558,964
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	511,308
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	296,106
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	160,000	161,600
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	388,000	406,915
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	144,000	145,620
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	75,000	78,547
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	354,627
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,079,230
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	885,000	884,154
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	293,886
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	213,200
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	515,000	516,826
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	281,838
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	367,874
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	220,000	233,475
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,605,486
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	95,000	103,431
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	210,788
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	90,000	91,800
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	265,000	258,044
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,031,077
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	260,708
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	56,000	53,340
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	485,901
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	150,000	150,563
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	617,546

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Financials cont.
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	$206,000	$216,685
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	509,051
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,045,000	1,032,572
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	245,000
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	415,293
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	86,169
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	2,000,000	2,242,280
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	300,000	321,263
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	666,000	669,590
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	427,000
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	462,550
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,225,000	1,213,306
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	226,625
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,491,821
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	235,991
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	97,381
		79,303,082
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	124,000	122,205
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	240,000	234,298
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	809,390
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	456,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	119,966
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	270,000	265,244
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	237,422
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	348,339
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	316,828
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	345,000	323,438
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	350,131
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	916,000	925,771
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	786,000	758,864
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	469,408
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	140,000	131,950
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	254,972

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	$65,000	$63,375
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	182,250
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	250,000	230,313
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	594,000	343,778
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	210,000	171,150
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	242,494
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	180,000	12,600
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	320,000	335,175
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	440,000	462,786
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,320,000	1,337,860
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	885,000	881,874
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	222,425
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	285,000	215,175
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	90,300
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	222,860
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	502,000	526,473
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	690,000	666,713
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	244,000	244,610
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	52,740
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	182,025
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	554,000	558,719
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	146,900
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	95,625
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	385,370
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	763,000	762,107
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	138,250
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	55,000	51,288
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	672,478
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	510,125
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	359,000	366,419
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	221,325
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	295,378
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,075,000	1,060,722

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Health care cont.
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	$550,000	$567,729
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	168,000	171,358
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	260,550
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	462,377
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	405,766
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	291,178
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	105,788
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	179,873
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	145,000	151,163
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	300,000	296,289
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	200,000	194,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	323,376
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	238,595
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	239,050
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	75,000	73,013
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	240,000	239,088
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	200,000	198,750
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	340,000	293,420
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	363,000	320,344
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	14,000	13,370
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	74,375
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	270,000	281,475
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	92,925
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	130,488
		23,680,248
Technology (0.7%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	195,000	177,192
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	514,159
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	678,641
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	151,116
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,318,648
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	276,463
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	309,281
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	652,000	643,786
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	305,000	—

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	$785,000	$763,478
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	662,651
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	279,693
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	710,000	759,324
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	237,524
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,151,000	1,220,088
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	46,238
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	48,000	51,259
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	285,000	299,165
First Data Corp. 144A notes 5.75%, 1/15/24	400,000	402,500
First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	183,150
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	370,423
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	580,000	572,750
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	525,000	530,455
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	365,000	371,388
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	66,300
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	110,000	103,538
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	380,000	352,450
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	155,000	160,231
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	575,000	570,843
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	330,355
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	73,505
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	255,306
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,584,402
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	246,000	239,940
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	304,000	284,242
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	346,000
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,863,947
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	198,260
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	144,625
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	330,000	329,588
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	425,000	422,875

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Technology cont.
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	$125,000	$118,330
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	942,921
		20,207,030
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	232,659
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	68,109	72,182
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	43,972
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	107,684
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	141,453	140,737
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	386,000	395,650
		992,884
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	450,225
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	59,885
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	106,911
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	470,000	478,226
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	523,224
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	37,883
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,921
Berkshire Hathaway Energy Co. 144A sr. unsec. bonds
3.80%, 7/15/48	355,000	338,395
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	219,600
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	139,925
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,340
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	32,791
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	641,179
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	133,846
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	382,779
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	418,878
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	65,000	70,119
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	149,006
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,553
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	165,000	169,600
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	289,364

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (10.0%)* cont.	amount	Value
Utilities and power cont.
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	$505,000	$505,197
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,273,000	1,314,373
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	110,000	110,275
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	682,255
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	992,714
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	220,000	114,675
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	143,000	115,115
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	234,980
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	257,654
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	270,099
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	152,275
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	608,216
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	200,611
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	302,895
Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	119,756
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	360,000	344,700
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	195,638
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	285,000	291,413
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	100,000	98,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	197,799
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	54,210
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	82,827
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	396,844
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	174,847
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,909
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	91,378
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	675
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	21,451
		12,637,431
Total corporate bonds and notes (cost $289,798,943)		$289,071,448

58 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$205,929	$222,920
4.629%, 6/20/67	100,175	108,064
4.494%, 3/20/67	104,198	111,361
4.00%, with due dates from 3/15/46 to 3/20/46	900,923	932,127
3.50%, with due dates from 7/20/47 to 11/20/47	34,814,498	35,176,241
3.50%, TBA, 4/1/48	1,000,000	1,009,609
		37,560,322
U.S. Government Agency Mortgage Obligations (3.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	10,489,928	10,801,424
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/48	5,000,000	5,558,594
4.50%, with due dates from 2/1/39 to 4/1/39	62,207	65,823
4.00%, 8/1/47	4,446,366	4,564,472
4.00%, TBA, 4/1/48	6,000,000	6,156,563
3.50%, with due dates from 12/1/47 to 6/1/56	30,076,641	30,167,429
3.00%, with due dates from 4/1/46 to 3/1/47	7,407,548	7,251,021
3.00%, 12/1/31	10,812,756	10,819,937
3.00%, TBA, 4/1/48	14,000,000	13,655,468
3.00%, TBA, 4/1/33	6,000,000	5,992,969
		95,033,700
Total U.S. government and agency mortgage obligations (cost $134,993,230)		$132,594,022

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month
US LIBOR + 1.70%), 3.572%, 10/25/27 (Bermuda)	$599,885	$602,884
Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
17.282%, 11/15/35	62,681	82,570
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
16.412%, 12/15/36	36,103	46,387
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
14.53%, 3/15/35	59,923	73,827
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
12.405%, 6/15/34	55,248	61,657
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.622%, 10/25/24	320,194	356,395
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
5.173%, 3/15/41	1,540,366	262,278
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 4.722%, 4/25/28	1,478,277	1,527,323
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.472%, 12/25/27	870,618	889,937
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.072%, 10/25/28	447,257	452,395
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.072%, 3/25/25	96,395	96,817

Dynamic Asset Allocation Growth Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3326, Class WF, zero %, 10/15/35 W	$1,709	$1,229
Ser. 1208, Class F, PO, zero %, 2/15/22	184	177
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
28.671%, 7/25/36	17,126	27,953
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
17.705%, 3/25/36	31,366	45,997
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
17.338%, 6/25/37	52,339	69,992
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
14.636%, 8/25/35	37,003	44,312
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.222%, 1/25/29	111,578	112,056
FRB Ser. 01-50, Class B1, IO, 0.395%, 10/25/41 W	529,214	6,284
FRB Ser. 02-W8, Class 1, IO, 0.304%, 6/25/42 W	366,250	4,349
Ser. 01-79, Class BI, IO, 0.287%, 3/25/45 W	235,842	2,018
Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,977	10,771
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,931,383	436,975
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	559,350	121,788
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	19,324	2,690
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	119,553	24,157
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	67,240	3,066
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.228%, 6/20/43	1,442,345	269,926
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,303,354	451,337
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,741,148	203,697
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,856,814	238,735
Ser. 15-H25, Class BI, IO, 1.759%, 10/20/65 W	5,134,561	514,997
Ser. 15-H26, Class EI, IO, 1.724%, 10/20/65 W	2,763,994	255,117
Ser. 15-H24, Class BI, IO, 1.615%, 8/20/65 W	5,902,261	299,380
		7,599,473
Commercial mortgage-backed securities (0.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.007%, 1/15/49 W	252,631	755
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.052%, 7/10/42 W	46,992	6
FRB Ser. 07-5, Class XW, IO, 0.003%, 2/10/51 W	844,962	8
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.434%, 11/10/41 W	98,939	597
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	892,915	1
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	5,296	1
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.279%, 3/11/39 W	260,981	204,014
FRB Ser. 06-PW11, Class C, 5.279%, 3/11/39 (In default) † W	261,000	106,018
FRB Ser. 06-PW14, Class X1, IO, 0.418%, 12/11/38 W	219,868	3,188
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.079%, 7/15/29 W	37,336	674

60 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.436%, 12/11/49 W	$48,366	$4
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 6.093%, 4/15/44 W	231,652	162,413
FRB Ser. 11-C2, Class E, 5.755%, 12/15/47 W	562,000	545,628
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	243,000	245,628
FRB Ser. 14-GC21, Class XA, IO, 1.23%, 5/10/47 W	5,131,521	306,930
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.811%, 9/10/45 W	4,970,701	306,638
FRB Ser. 06-C5, Class XC, IO, 0.486%, 10/15/49 W	4,340,466	43
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.812%, 5/15/46 W	278,628	282,888
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	354,000	357,390
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	325,000	338,613
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	349,491
FRB Ser. 13-CR11, Class XA, IO, 1.12%, 8/10/50 W	8,345,525	348,785
FRB Ser. 14-CR17, Class XA, IO, 1.118%, 5/10/47 W	8,021,696	349,465
FRB Ser. 14-UBS6, Class XA, IO, 1.011%, 12/10/47 W	6,856,479	304,633
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.126%, 7/10/46 W	476,000	489,611
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	458,000	309,666
FRB Ser. 06-C8, Class XS, IO, 0.62%, 12/10/46 W	4,925,279	229
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.683%, 2/15/40 W	5,258,476	235
FRB Ser. 07-C2, Class AX, IO, 0.004%, 1/15/49 W	1,590,781	9
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.075%, 5/15/38 W	60,084	7
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.798%, 4/15/50 W	1,302,000	1,140,411
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.341%, 8/10/44 W	1,067,000	1,115,694
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.192%, 12/10/49 W	10,415,801	19,166
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.987%, 5/10/43 W	16,642	1
GS Mortgage Securities Trust
FRB Ser. 13-GC10, Class XA, IO, 1.549%, 2/10/46 W	5,210,306	320,121
FRB Ser. 14-GC22, Class XA, IO, 1.014%, 6/10/47 W	9,285,881	407,650
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45 W	209,000	195,375
FRB Ser. 13-GC12, Class D, 4.443%, 6/10/46 W	239,000	204,615
FRB Ser. 13-GC10, Class D, 4.412%, 2/10/46 W	186,000	174,413
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.57%, 8/15/46 W	609,000	605,974
FRB Ser. 14-C22, Class C, 4.559%, 9/15/47 W	653,000	638,822
FRB Ser. 13-C17, Class XA, IO, 0.854%, 1/15/47 W	9,246,484	333,428

Dynamic Asset Allocation Growth Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.705%, 12/15/44 W	$254,308	$251,704
FRB Ser. 13-LC11, Class XA, IO, 1.329%, 4/15/46 W	15,812,819	836,972
FRB Ser. 06-CB17, Class X, IO, 0.638%, 12/12/43 W	429,322	6,208
FRB Ser. 06-LDP8, Class X, IO, 0.287%, 5/15/45 W	213,511	3
FRB Ser. 07-LDPX, Class X, IO, 0.183%, 1/15/49 W	1,568,474	9,143
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.137%, 5/15/45 W	943,000	832,406
FRB Ser. 12-C8, Class D, 4.655%, 10/15/45 W	458,000	440,128
FRB Ser. 12-LC9, Class D, 4.372%, 12/15/47 W	165,000	165,679
FRB Ser. 12-LC9, Class E, 4.372%, 12/15/47 W	355,000	330,323
FRB Ser. 05-CB12, Class X1, IO, 0.374%, 9/12/37 W	237,851	414
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.203%, 2/15/40 W	57,344	7
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C5, Class XCL, IO, 0.453%, 9/15/40 W	571,638	4,363
FRB Ser. 06-C6, Class XCL, IO, 0.427%, 9/15/39 W	6,044,254	35,917
FRB Ser. 05-C7, Class XCL, IO, 0.355%, 11/15/40 W	284,305	1,264
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	108,737	7
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.112%, 4/20/48 W	788,000	734,219
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.535%, 8/12/39 W	73,060	384
FRB Ser. 05-MCP1, Class XC, IO, 0.002%, 6/12/43 W	83,817	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	5,936	264
FRB Ser. 06-C4, Class X, IO, 5.424%, 7/15/45 W	24,238	970
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	309,000	301,729
FRB Ser. 14-C17, Class C, 4.46%, 8/15/47 W	454,000	444,196
Ser. 12-C6, Class AS, 3.476%, 11/15/45	549,000	548,456
FRB Ser. 14-C17, Class XA, IO, 1.209%, 8/15/47 W	5,530,057	242,742
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.575%, 11/15/45 W	450,000	450,615
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	312,000	15,600
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	56,002	55,610
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.156%, 7/15/49 W	96,000	97,503
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.042%, 8/10/49 W	284,000	291,928
FRB Ser. 12-C4, Class XA, IO, 1.654%, 12/10/45 W	7,059,930	421,642
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.296%, 10/15/44 W	400,000	397,973
FRB Ser. 06-C29, IO, 0.157%, 11/15/48 W	1,611,780	64
FRB Ser. 07-C34, IO, 0.15%, 5/15/46 W	743,870	372
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.051%, 6/15/45 W	1,211,502	242
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	119,528	12

62 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.291%, 7/15/46 W	$280,000	$290,324
FRB Ser. 13-LC12, Class C, 4.291%, 7/15/46 W	408,000	384,703
FRB Ser. 14-LC16, Class XA, IO, 1.355%, 8/15/50 W	6,835,548	346,562
FRB Ser. 16-LC25, Class XA, IO, 1.082%, 12/15/59 W	2,686,578	162,640
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.291%, 7/15/46 W	655,000	548,177
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	194,000	194,989
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	287,000	292,417
Ser. 13-C11, Class AS, 3.311%, 3/15/45	211,000	208,758
FRB Ser. 14-C24, Class XA, IO, 0.947%, 11/15/47 W	10,439,582	460,810
FRB Ser. 14-C22, Class XA, IO, 0.901%, 9/15/57 W	23,871,782	989,390
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.686%, 3/15/44 W	819,000	791,659
FRB Ser. 11-C5, Class C, 5.671%, 11/15/44 W	273,000	289,209
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	515,000	510,698
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	796,000	786,641
FRB Ser. 13-C15, Class D, 4.481%, 8/15/46 W	437,000	370,717
FRB Ser. 12-C9, Class XA, IO, 1.91%, 11/15/45 W	4,414,895	315,842
FRB Ser. 12-C10, Class XA, IO, 1.58%, 12/15/45 W	3,859,532	229,750
FRB Ser. 12-C9, Class XB, IO, 0.70%, 11/15/45 W	10,038,000	294,113
		24,555,696
Residential mortgage-backed securities (non-agency) (0.6%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.788%, 5/25/35 W	713,132	728,697
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.223%, 6/25/46	1,262,468	1,100,037
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.152%, 11/20/35	677,988	658,023
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.062%, 8/25/46	1,484,001	1,254,412
FRB Ser. 05-27, Class 1A1, 1.942%, 8/25/35 W	238,629	202,895
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.022%, 11/25/28	429,400	509,938
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.522%, 10/25/28	250,000	286,114
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.772%, 10/25/28	906,380	1,063,182
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.572%, 4/25/28	1,132,691	1,311,437
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.422%, 4/25/28	1,976,486	2,225,117
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.872%, 7/25/25	316,342	351,754
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.172%, 2/25/25	189,129	207,657

Dynamic Asset Allocation Growth Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.122%, 4/25/29	$50,000	$56,411
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.872%, 5/25/25	302,299	330,247
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.672%, 2/25/34	515,323	500,280
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.525%, 2/25/35 W	281,913	287,784
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.697%, 8/25/34	212,845	212,420
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	160,000	153,984
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 2.997%, 10/25/33	254,590	245,706
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
2.922%, 10/25/34	410,000	408,992
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.722%, 5/25/47	976,430	889,806
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.032%, 4/25/36	180,418	179,766
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	340,265	337,713
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	319,797	316,599
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.254%, 12/25/36 W	401,121	384,180
FRB Ser. 05-AR12, Class 1A8, 3.237%, 10/25/35 W	926,626	927,419
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.832%, 7/25/45	360,396	357,116
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.46%),
2.332%, 10/25/44	587,811	577,289
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.272%, 8/25/45	540,535	532,427
		16,597,402
Total mortgage-backed securities (cost $48,870,220)		$48,752,571

	Principal
COMMODITY LINKED NOTES (1.5%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$39,100,000	$41,946,480
Total commodity Linked Notes (cost $39,100,000)		$41,946,480

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.3%)*	units	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)	$335,000	$332,906
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	250,000	248,125

64 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (0.3%)* cont.		units	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$185,000	$182,880
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		525,000	514,478
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	3,896	1,266,955
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$400,000	415,712
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		615,000	679,434
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		559,000	622,950
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)		820,000	804,655
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		189,000	198,450
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		430,000	452,104
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	208,750
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	348,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		690,000	700,879
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		285,000	278,944
Russia (Federation of) 144A sr. unsec. notes 4.375%,
3/21/29 (Russia)		600,000	592,308
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		270,000	279,674
Total foreign government and agency bonds and notes (cost $8,789,559)			$8,127,204

		Principal
ASSET-BACKED SECURITIES (0.2%)*		amount	Value
Loan Depot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 2.672%, 11/25/50		$1,271,000	$1,271,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
2.475%, 4/24/19		2,690,000	2,690,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.303%, 11/24/18		2,241,000	2,241,000
Total asset-backed securities (cost $6,202,000)			$6,202,000

		Principal
SENIOR LOANS (0.1%)*c		amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.536%, 12/15/24		$443,888	$446,939
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.003%, 6/21/24		436,700	439,915
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.572%, 11/17/22		275,000	279,297

Dynamic Asset Allocation Growth Fund 65

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.593%, 5/5/24	$89,788	$90,574
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.877%, 10/25/23	154,017	141,952
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.627%, 4/16/21	292,686	292,930
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.052%, 3/31/24	125,163	125,804
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19	68,697	65,749
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.654%, 5/16/20	258,824	254,941
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.21%, 11/6/24	595,000	598,719
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 4.941%, 10/25/20	194,417	167,563
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.377%, 9/7/23	365,146	288,364
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26	170,000	170,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25	180,000	181,350
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/16/25
(United Kingdom)	450,000	449,015
Total senior loans (cost $4,023,598)		$3,993,112

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
China Fortune Land Development Co., Ltd.
144A (China)	3/25/19	$0.00	147,100	$767,550
Halcon Resources Corp.	9/9/20	14.04	2,341	1,194
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	0.00	140,550	923,142
Tonghua Dongbao Pharmaceutical Co., Ltd.
144A (China)	11/12/18	0.00	278,000	1,182,206
Total warrants (cost $2,780,525)				$2,874,092

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust S	3,548	$933,656
Total investment companies (cost $964,386)		$933,656

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$184,221
Nine Point Energy 6.75% cv. pfd.	34	37,519
Total convertible preferred stocks (cost $172,507)		$221,740

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$174,586
Total preferred stocks (cost $168,119)		$174,586

66 Dynamic Asset Allocation Growth Fund

		Principal
CONVERTIBLE BONDS AND NOTES (—%)*		amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18		$58,000	$157,209
Total convertible bonds and notes (cost $56,553)			$157,209

	Principal amount/
SHORT-TERM INVESTMENTS (15.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.89% [d]	Shares	30,792,601	$30,792,601
Putnam Short Term Investment Fund 1.82% L	Shares	203,602,667	203,602,667
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.58% P	Shares	920,000	920,000
American Honda Finance Corp. commercial paper
1.822%, 4/11/18		$10,750,000	10,743,090
Apple, Inc. commercial paper 1.812%, 4/11/18		14,500,000	14,490,900
Atlantic Asset Securitization, LLC asset backed commercial paper
1.953%, 4/12/18		9,800,000	9,793,099
CHARTA, LLC asset backed commercial paper 1.843%, 4/18/18		12,500,000	12,487,104
Coca-Cola Co. (The) commercial paper 1.752%, 4/3/18		13,000,000	12,996,859
GlaxoSmithKline, LLC commercial paper 1.944%, 4/25/18		8,250,000	8,238,219
Interest in $386,034,000 joint tri-party repurchase agreement dated 3/29/18 with Citigroup Global Markets, Inc. due
4/2/18 — maturity value of $18,558,711 for an effective yield of 1.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.317% to 6.500% and due dates
ranging from 5/1/19 to 3/1/48, valued at $393,754,680)		18,555,000	18,555,000
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.852%, 4/10/18		12,500,000	12,492,585
MetLife Short Term Funding, LLC asset backed commercial paper
1.762%, 4/9/18		8,500,000	8,495,469
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper
1.802%, 4/2/18		14,000,000	13,997,376
Mizuho Bank, Ltd./NY FRN certificates of deposit 1.796%, 4/5/18		8,000,000	8,000,103
Nestle Capital Corp. commercial paper 1.822%, 4/9/18		12,500,000	12,493,506
NRW.Bank commercial paper 1.851%, 4/9/18		14,000,000	13,992,676
Old Line Funding, LLC asset backed commercial paper
1.803%, 4/12/18		7,250,000	7,244,875
Pfizer, Inc. commercial paper 1.783%, 4/13/18		13,000,000	12,990,412
U.S. Treasury Bills 1.405%, 4/5/18 # ∆		1,902,001	1,901,743
U.S. Treasury Bills 1.425%, 4/26/18 # ∆		595,999	595,366
U.S. Treasury Bills 1.427%, 4/19/18 # ∆		4,607,002	4,603,447
U.S. Treasury Bills 1.449%, 5/10/18 # ∆ §		12,148,002	12,127,130
U.S. Treasury Bills 1.504%, 5/3/18 # ∆		6,866,002	6,856,386
U.S. Treasury Bills 1.516%, 6/14/18 # ∆ §		1,701,999	1,696,278
U.S. Treasury Bills 1.540%, 5/17/18 #		23,001	22,953
U.S. Treasury Bills 1.552%, 6/7/18 # ∆ §		875,999	873,332
U.S. Treasury Bills 1.593%, 5/24/18 # ∆ §		3,167,002	3,159,447
U.S. Treasury Bills 1.640%, 7/5/18 # ∆ §		4,364,001	4,344,512
U.S. Treasury Bills 1.652%, 6/21/18 # ∆		193,000	192,273
U.S. Treasury Bills 1.724%, 7/12/18 #		900,000	895,604
Total short-term investments (cost $449,621,275)			$449,595,012

TOTAL INVESTMENTS
Total investments (cost $2,651,233,060)			$2,949,482,781

Dynamic Asset Allocation Growth Fund 67

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,882,878,638.

† This security is non-income-producing.

† † †  The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

68 Dynamic Asset Allocation Growth Fund

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,254, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $27,860,560 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,239,730 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,679,158 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $47,423,133 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Growth Fund 69

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):

United States	74.9%	Netherlands	0.7%
Japan	4.3	Brazil	0.7
United Kingdom	2.8	Canada	0.6
Germany	1.9	Sweden	0.6
France	1.9	Russia	0.6
China	1.8	Hong Kong	0.6
Switzerland	1.3	Spain	0.5
Australia	1.3	India	0.5
South Korea	1.0	Other	2.3
Taiwan	1.0	Total	100.0%
Italy	0.7

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $524,634,573) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	4/18/18	$5,936,710	$6,162,801	$(226,091)
	British Pound	Buy	6/20/18	2,057,755	2,049,263	8,492
	Canadian Dollar	Sell	4/18/18	2,330,615	2,403,629	73,014
	Euro	Buy	6/20/18	2,731,657	2,754,894	(23,237)
	Hong Kong Dollar	Buy	5/16/18	245,367	246,476	(1,109)
	Mexican Peso	Buy	4/11/18	3,329,083	3,207,024	122,059
	Mexican Peso	Sell	4/11/18	3,329,083	3,200,423	(128,660)
	New Zealand Dollar	Buy	4/18/18	3,050,469	3,116,487	(66,018)
	New Zealand Dollar	Sell	4/18/18	3,050,469	3,086,332	35,863
	Norwegian Krone	Buy	6/20/18	292,779	295,331	(2,552)
	Russian Ruble	Buy	6/20/18	2,901,258	2,957,260	(56,002)
	Russian Ruble	Sell	6/20/18	2,901,258	2,908,370	7,112
	Swedish Krona	Sell	6/20/18	5,758,817	5,833,195	74,378
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	6,526,871	6,704,477	(177,606)
	British Pound	Sell	6/20/18	4,534,240	4,286,127	(248,113)
	Canadian Dollar	Sell	4/18/18	3,122,110	3,020,131	(101,979)
	Euro	Buy	6/20/18	7,416,991	7,300,083	116,908
	Swedish Krona	Sell	6/20/18	5,558,221	5,597,515	39,294
	Swiss Franc	Sell	6/20/18	2,226,423	2,270,477	44,054
Citibank, N.A.
	Australian Dollar	Buy	4/18/18	4,544,256	4,776,692	(232,436)
	Brazilian Real	Buy	4/3/18	7,008,527	6,988,253	20,274
	Brazilian Real	Sell	4/3/18	7,008,527	6,928,400	(80,127)
	Brazilian Real	Buy	7/3/18	2,896,779	2,942,762	(45,983)
	Brazilian Real	Sell	7/3/18	2,896,779	2,940,159	43,380
	British Pound	Buy	6/20/18	2,989,657	2,992,290	(2,633)
	Canadian Dollar	Buy	4/18/18	2,936,853	2,935,630	1,223
	Canadian Dollar	Sell	4/18/18	2,936,853	3,038,332	101,479

70 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $524,634,573) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Danish Krone	Buy	6/20/18	$6,682,846	$6,721,644	$(38,798)
	Euro	Buy	6/20/18	6,560,185	6,488,473	71,712
	Japanese Yen	Sell	5/16/18	3,875,020	3,865,368	(9,652)
	New Zealand Dollar	Sell	4/18/18	2,239,902	2,212,553	(27,349)
	Swedish Krona	Sell	6/20/18	5,798,975	5,874,301	75,326
Credit Suisse International
	Australian Dollar	Buy	4/18/18	2,892,050	2,966,254	(74,204)
	British Pound	Sell	6/20/18	2,733,070	2,577,063	(156,007)
	Euro	Buy	6/20/18	2,910,097	2,892,370	17,727
	Japanese Yen	Buy	5/16/18	2,998,456	3,028,760	(30,304)
	Japanese Yen	Sell	5/16/18	2,998,958	3,009,219	10,261
	New Zealand Dollar	Buy	4/18/18	3,005,012	3,010,790	(5,778)
	New Zealand Dollar	Sell	4/18/18	3,005,012	3,023,991	18,979
	Swedish Krona	Sell	6/20/18	5,043,554	5,092,487	48,933
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	6,932,549	7,206,904	(274,355)
	Brazilian Real	Buy	4/3/18	7,150,707	7,128,578	22,129
	Brazilian Real	Sell	4/3/18	7,150,707	7,054,747	(95,960)
	Brazilian Real	Buy	7/3/18	2,896,779	2,941,595	(44,816)
	Brazilian Real	Sell	7/3/18	2,896,779	2,908,139	11,360
	British Pound	Sell	6/20/18	3,006,265	2,945,171	(61,094)
	Canadian Dollar	Buy	4/18/18	8,868,482	8,868,093	389
	Canadian Dollar	Sell	4/18/18	8,868,482	8,899,983	31,501
	Chinese Yuan	Buy	5/16/18	2,819,256	2,826,938	(7,682)
	Euro	Buy	6/20/18	17,417,763	17,344,050	73,713
	Japanese Yen	Sell	5/16/18	5,279,270	5,095,075	(184,195)
	Mexican Peso	Buy	4/11/18	14,450,098	13,528,579	921,519
	Mexican Peso	Sell	4/11/18	14,450,098	13,719,943	(730,155)
	New Zealand Dollar	Sell	4/18/18	2,361,385	2,235,463	(125,922)
	Norwegian Krone	Buy	6/20/18	2,924,244	2,976,634	(52,390)
	Swedish Krona	Sell	6/20/18	5,263,289	5,309,757	46,468
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/18	2,847,351	2,843,017	4,334
	British Pound	Sell	6/20/18	3,006,265	2,946,186	(60,079)
	Canadian Dollar	Buy	4/18/18	2,975,209	3,109,990	(134,781)
	Canadian Dollar	Sell	4/18/18	2,975,209	3,017,551	42,342
	Euro	Buy	6/20/18	8,718,410	8,668,149	50,261
	Japanese Yen	Sell	5/16/18	1,146,002	1,117,417	(28,585)
	Mexican Peso	Buy	4/18/18	335,123	307,459	27,664
	Mexican Peso	Sell	4/18/18	335,123	331,998	(3,125)
	New Zealand Dollar	Buy	4/18/18	2,914,025	2,929,954	(15,929)
	New Zealand Dollar	Sell	4/18/18	2,914,025	2,931,087	17,062
	Swedish Krona	Sell	6/20/18	5,826,425	5,905,022	78,597

Dynamic Asset Allocation Growth Fund 71

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $524,634,573) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/18/18	$18,779,242	$19,196,227	$(416,985)
	Australian Dollar	Sell	4/18/18	5,834,177	5,916,596	82,419
	Canadian Dollar	Buy	4/18/18	4,368,361	4,504,960	(136,599)
	Canadian Dollar	Sell	4/18/18	5,983,106	5,891,561	(91,545)
	Euro	Buy	6/20/18	2,542,947	2,528,330	14,617
	Euro	Sell	6/20/18	4,571,241	4,573,904	2,663
	Japanese Yen	Sell	5/16/18	2,096,613	2,046,108	(50,505)
	Mexican Peso	Buy	4/11/18	1,774,290	1,703,113	71,177
	Mexican Peso	Sell	4/11/18	1,774,290	1,694,873	(79,417)
	New Zealand Dollar	Sell	4/18/18	5,971,143	5,890,057	(81,086)
	Norwegian Krone	Buy	6/20/18	2,917,287	2,960,483	(43,196)
	Norwegian Krone	Sell	6/20/18	1,165,685	1,168,075	2,390
	Russian Ruble	Buy	6/20/18	2,901,254	2,959,946	(58,692)
	Russian Ruble	Sell	6/20/18	2,901,256	2,900,444	(812)
	Singapore Dollar	Buy	5/16/18	2,612,332	2,619,265	(6,933)
	Swedish Krona	Buy	6/20/18	12,136,658	12,358,655	(221,997)
	Swedish Krona	Sell	6/20/18	12,635,703	12,791,436	155,733
	Swiss Franc	Buy	6/20/18	16,845	17,178	(333)
	Swiss Franc	Sell	6/20/18	16,845	17,078	233
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/18	8,420,317	8,690,608	(270,291)
	Canadian Dollar	Buy	4/18/18	2,948,811	2,955,989	(7,178)
	Canadian Dollar	Sell	4/18/18	2,948,811	3,044,191	95,380
	Euro	Buy	6/20/18	10,501,691	10,428,589	73,102
	Japanese Yen	Buy	5/16/18	13,402	7,135	6,267
	New Zealand Dollar	Sell	4/18/18	3,056,540	3,041,791	(14,749)
	Swedish Krona	Sell	6/20/18	6,635,494	6,715,520	80,026
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	10,412,149	10,627,148	(214,999)
	British Pound	Sell	6/20/18	5,860,942	5,741,007	(119,935)
	Canadian Dollar	Sell	4/18/18	4,426,903	4,381,602	(45,301)
	Euro	Buy	6/20/18	7,317,253	7,216,732	100,521
	Japanese Yen	Buy	5/16/18	2,609,552	2,706,389	(96,837)
	New Zealand Dollar	Buy	4/18/18	2,985,066	2,932,977	52,089
	New Zealand Dollar	Sell	4/18/18	2,985,066	2,959,282	(25,784)
	Norwegian Krone	Buy	6/20/18	2,934,883	2,934,780	103
	Swedish Krona	Sell	6/20/18	8,175,231	8,297,547	122,316
	Turkish Lira	Sell	6/20/18	6,563	6,742	179
UBS AG
	Australian Dollar	Buy	4/18/18	11,732,177	11,950,711	(218,534)
	British Pound	Sell	6/20/18	809,168	792,730	(16,438)
	Canadian Dollar	Buy	4/18/18	2,785,760	2,872,825	(87,065)
	Canadian Dollar	Sell	4/18/18	2,785,760	2,787,203	1,443
	Euro	Buy	6/20/18	12,226,068	12,153,511	72,557

72 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $524,634,573) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Japanese Yen	Sell	5/16/18	$154,865	$16,349	$(138,516)
	New Zealand Dollar	Sell	4/18/18	6,699,758	6,526,060	(173,698)
	Norwegian Krone	Buy	6/20/18	2,917,287	2,960,546	(43,259)
	Swedish Krona	Buy	6/20/18	1,580,051	1,646,595	(66,544)
WestPac Banking Corp.
	Australian Dollar	Buy	4/18/18	5,778,264	5,861,470	(83,206)
	Euro	Buy	6/20/18	5,870,557	5,836,690	33,867
Unrealized appreciation						3,224,889
Unrealized depreciation						(6,364,140)
Total						$(3,139,251)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index Mini (Short)	282	$28,231,514	$28,208,460	Jun-18	$540,724
Russell 2000 Index E-Mini (Long)	1,863	142,466,088	142,631,280	Jun-18	(6,528,131)
S&P 500 Index E-Mini (Long)	2,259	298,286,267	298,526,850	Jun-18	(10,587,409)
S&P Mid Cap 400 Index E-Mini (Long)	320	60,120,640	60,259,200	Jun-18	(2,301,325)
Tokyo Price Index (Long)	186	29,786,570	30,005,075	Jun-18	121,577
U.S. Treasury Bond 30 yr (Long)	76	11,143,500	11,143,500	Jun-18	225,474
U.S. Treasury Bond Ultra 30 yr (Long)	147	23,588,906	23,588,906	Jun-18	705,707
U.S. Treasury Bond Ultra 30 yr (Short)	6	962,813	962,813	Jun-18	(28,887)
U.S. Treasury Note 2 yr (Long)	286	60,806,282	60,806,281	Jun-18	(13,522)
U.S. Treasury Note 2 yr (Short)	212	45,073,188	45,073,188	Jun-18	16,140
U.S. Treasury Note 5 yr (Long)	521	59,634,149	59,634,149	Jun-18	135,604
U.S. Treasury Note 5 yr (Short)	409	46,814,524	46,814,524	Jun-18	(103,064)
U.S. Treasury Note 10 yr (Long)	254	30,769,719	30,769,719	Jun-18	222,416
U.S. Treasury Note 10 yr (Short)	993	120,292,641	120,292,641	Jun-18	(870,687)
U.S. Treasury Note Ultra 10 yr (Long)	6	779,156	779,156	Jun-18	9,269
Unrealized appreciation					1,976,911
Unrealized depreciation					(20,433,025)
Total					$(18,456,114)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/18 (proceeds receivable $11,739,219) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 3.50%, 4/1/48	$3,000,000	4/12/18	$3,006,328
Federal National Mortgage Association, 3.00%, 4/1/48	8,000,000	4/12/18	7,803,125
Government National Mortgage Association, 4.00%, 4/1/48	1,000,000	4/19/18	1,027,969
Total			$11,837,422

Dynamic Asset Allocation Growth Fund 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$17,003,000	$162,481 E	$(149,420)	6/20/28	3 month USD-	2.90% —	$13,061
				LIBOR-BBA —	Semiannually
				Quarterly
31,830,000	304,167 E	278,751	6/20/28	2.90% —	3 month USD-	(25,417)
				Semiannually	LIBOR-BBA —
					Quarterly
283,000	162	(4)	4/3/28	3 month USD-	2.7845% —	159
				LIBOR-BBA —	Semiannually
				Quarterly
60,657,600	28,509 E	(27,470)	6/20/20	2.605% —	3 month USD-	1,039
				Semiannually	LIBOR-BBA —
					Quarterly
47,567,800	22,357 E	17,630	6/20/20	3 month USD-	2.605% —	(4,727)
				LIBOR-BBA —	Semiannually
				Quarterly
5,054,000	21,328 E	(10,766)	6/20/48	3 month USD-	2.85% —	10,562
				LIBOR-BBA —	Semiannually
				Quarterly
2,733,800	11,537 E	5,726	6/20/48	2.85% —	3 month USD-	(5,811)
				Semiannually	LIBOR-BBA —
					Quarterly
6,351,700	6,479 E	(4,675)	6/20/23	3 month USD-	2.75% —	1,803
				LIBOR-BBA —	Semiannually
				Quarterly
42,427,300	43,276 E	30,023	6/20/23	2.75% —	3 month USD-	(13,252)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$139,795				$(22,583)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$9,452	$9,248	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(129)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
154,389	150,598	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,518)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
413	412	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$124,796	$124,870	$—	1/12/40	4.50% (1 month	Synthetic MBX	$235
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,411	29,699	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(343)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,735	41,135	—	1/12/41	(5.00%) 1 month	Synthetic TRS	200
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,569	10,366	—	1/12/43	3.50% (1 month	Synthetic TRS	(124)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
242,319	242,459	—	1/12/40	5.00% (1 month	Synthetic MBX	499
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
820,531	821,124	—	1/12/41	5.00% (1 month	Synthetic MBX	1,804
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
288,425	290,700	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,858)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
315,350	315,578	—	1/12/41	5.00% (1 month	Synthetic MBX	693
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
124,374,160	120,260,299	—	11/27/18	3 month USD-	Russell 1000 Total	4,360,862
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
148,784,592	145,625,750	—	11/27/18	(3 month USD-	A basket	(3,135,435)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly*
Credit Suisse International
1,097,194	1,098,008	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,228
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
28,169	27,422	—	1/12/45	3.50% (1 month	Synthetic TRS	(542)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$14,385	$14,359	$—	1/12/39	6.00% (1 month	Synthetic TRS	$135
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,734	2,733	—	1/12/38	6.50% (1 month	Synthetic TRS	29
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
23,401	22,898	—	1/12/42	4.00% (1 month	Synthetic TRS	(320)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
23,401	22,898	—	1/12/42	4.00% (1 month	Synthetic TRS	(320)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
95,607	93,210	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,564)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
16,550	16,680	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(164)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
19,875	20,032	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(197)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
375,164	378,123	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,717)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
154,389	150,598	—	1/12/41	(4.00%) 1 month	Synthetic TRS	2,518
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
56,254	55,044	—	1/12/42	(4.00%) 1 month	Synthetic TRS	769
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		4,369,976
Upfront premium (paid)		—		Unrealized depreciation		(3,148,231)
Total		$—		Total		$1,221,745

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

76 Dynamic Asset Allocation Growth Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	38,259	$4,207,302	2.89%
Alphabet, Inc. Class A,	Information Technology	3,239	3,359,217	2.31%
Raytheon Co.	Industrials	13,252	2,860,125	1.96%
Northrop Grumman Corp.	Industrials	8,125	2,836,552	1.95%
Apple, Inc.	Information Technology	16,840	2,825,398	1.94%
McDonald’s Corp.	Consumer Discretionary	17,483	2,734,047	1.88%
Time Warner, Inc.	Consumer Discretionary	28,850	2,728,625	1.87%
PNC Financial Services Group, Inc.	Financials	17,432	2,636,413	1.81%
(The)
Texas Instruments, Inc.	Information Technology	25,218	2,619,897	1.80%
eBay, Inc.	Information Technology	64,971	2,614,420	1.80%
Intuit, Inc.	Information Technology	14,957	2,592,857	1.78%
Constellation Brands, Inc. Class A	Consumer Staples	11,367	2,590,863	1.78%
Cognizant Technology Solutions	Information Technology	32,148	2,587,895	1.78%
Corp. Class A
American Express Co.	Financials	27,467	2,562,144	1.76%
Danaher Corp.	Health Care	26,157	2,561,001	1.76%
Humana, Inc.	Health Care	8,981	2,414,334	1.66%
Exxon Mobil Corp.	Energy	29,721	2,217,489	1.52%
Pfizer, Inc.	Health Care	62,265	2,209,802	1.52%
American Electric Power Co., Inc.	Utilities	31,721	2,175,737	1.49%
TJX Cos., Inc. (The)	Consumer Discretionary	26,131	2,131,263	1.46%
Occidental Petroleum Corp.	Energy	32,710	2,124,855	1.46%
Honeywell International, Inc.	Industrials	14,366	2,075,979	1.43%
Lowe’s Cos., Inc.	Consumer Discretionary	23,276	2,042,472	1.40%
Kimberly-Clark Corp.	Consumer Staples	17,594	1,937,653	1.33%
Johnson & Johnson	Health Care	14,771	1,892,890	1.30%
Baxter International, Inc.	Health Care	25,991	1,690,485	1.16%
Allstate Corp. (The)	Financials	17,718	1,679,679	1.15%
Duke Energy Corp.	Utilities	21,438	1,660,837	1.14%
Marathon Petroleum Corp.	Energy	22,364	1,635,042	1.12%
Microsoft Corp.	Information Technology	17,755	1,620,478	1.11%
General Dynamics Corp.	Industrials	7,180	1,586,115	1.09%
Norfolk Southern Corp.	Industrials	11,644	1,581,087	1.09%
Walt Disney Co. (The)	Consumer Discretionary	15,552	1,562,064	1.07%
HP, Inc.	Information Technology	67,241	1,473,916	1.01%
Fidelity National Information	Information Technology	15,224	1,466,087	1.01%
Services, Inc.
Applied Materials, Inc.	Information Technology	25,649	1,426,339	0.98%
Verizon Communications, Inc.	Telecommunication	29,578	1,414,440	0.97%
	Services
Red Hat, Inc.	Information Technology	9,306	1,391,408	0.96%
Facebook, Inc. Class A,	Information Technology	8,581	1,371,113	0.94%
F5 Networks, Inc.	Information Technology	9,476	1,370,363	0.94%
Harris Corp.	Industrials	8,175	1,318,386	0.91%
NetApp, Inc.	Information Technology	21,259	1,311,448	0.90%

Dynamic Asset Allocation Growth Fund 77

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Sysco Corp.	Consumer Staples	21,499	$1,289,104	0.89%
Crown Holdings, Inc.	Materials	24,572	1,247,050	0.86%
Ross Stores, Inc.	Consumer Discretionary	15,203	1,185,494	0.81%
Waste Management, Inc.	Industrials	14,019	1,179,290	0.81%
CME Group, Inc.	Financials	6,877	1,112,297	0.76%
Travelers Cos., Inc. (The)	Financials	8,004	1,111,453	0.76%
Kinder Morgan, Inc.	Energy	72,733	1,095,360	0.75%
Zoetis, Inc.	Health Care	13,087	1,092,931	0.75%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$2,946	5/11/63	300 bp —	$(1,567)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	6,334	5/11/63	300 bp —	(3,718)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	12,668	5/11/63	300 bp —	(7,308)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	57,595	234,000	55,973	5/11/63	500 bp —	1,849
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	12,962	260,000	11,466	5/11/63	200 bp —	1,597
Index						Monthly
CMBX NA A.6	A/P	183,462	3,615,000	159,422	5/11/63	200 bp —	25,446
Index						Monthly
CMBX NA A.7	A-/P	1,104	30,000	831	1/17/47	200 bp —	285
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	2,188	1/17/47	200 bp —	1,129
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,550	107,000	15,761	5/11/63	300 bp —	(2,148)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,707	998,000	147,005	5/11/63	300 bp —	(39,716)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,144	29,000	3,384	1/17/47	300 bp —	(1,224)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	56,754	718,000	83,791	1/17/47	300 bp —	(26,618)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	6,277	124,000	5,468	5/11/63	200 bp —	857
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	5,468	5/11/63	200 bp —	857
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	5,468	5/11/63	200 bp —	1,033
Index						Monthly

78 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$8,866	$135,000	$5,954	5/11/63	200 bp —	$2,965
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	7,277	5/11/63	200 bp —	939
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	10,849	5/11/63	200 bp —	(3,144)
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	11,334	5/11/63	200 bp —	2,005
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	17,993	5/11/63	200 bp —	(5,034)
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	25,137	5/11/63	200 bp —	9,434
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	30,650	5/11/63	200 bp —	4,989
Index						Monthly
CMBX NA A.7	A-/P	43,863	870,000	24,099	1/17/47	200 bp —	20,102
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	5,156	5/11/63	300 bp —	(2,366)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	5,450	5/11/63	300 bp —	(1,423)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,651	70,000	10,311	5/11/63	300 bp —	(6,619)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	10,311	5/11/63	300 bp —	(5,501)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	10,900	5/11/63	300 bp —	(2,699)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	13,552	5/11/63	300 bp —	(5,734)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	20,033	5/11/63	300 bp —	(8,477)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,435	144,000	21,211	5/11/63	300 bp —	(8,693)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,950	247,000	36,383	5/11/63	300 bp —	(24,289)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,899	262,000	38,593	5/11/63	300 bp —	(6,540)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	105,614	5/11/63	300 bp —	(37,949)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	127,415	5/11/63	300 bp —	(61,887)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,603	23,000	2,684	1/17/47	300 bp —	(1,068)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,688	542,000	63,251	1/17/47	300 bp —	(20,248)
Index						Monthly

Dynamic Asset Allocation Growth Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$5,480	$107,000	$4,719	5/11/63	200 bp —	$803
Index						Monthly
CMBX NA A.6	A/P	10,305	171,000	7,541	5/11/63	200 bp —	2,830
Index						Monthly
CMBX NA A.6	A/P	15,040	243,000	10,716	5/11/63	200 bp —	4,418
Index						Monthly
CMBX NA A.6	A/P	14,837	293,000	12,921	5/11/63	200 bp —	2,030
Index						Monthly
CMBX NA A.6	A/P	16,035	352,000	15,523	5/11/63	200 bp —	649
Index						Monthly
CMBX NA A.6	A/P	10,929	381,000	16,802	5/11/63	200 bp —	(5,725)
Index						Monthly
CMBX NA A.6	A/P	12,641	383,000	16,890	5/11/63	200 bp —	(4,101)
Index						Monthly
CMBX NA A.6	A/P	13,363	408,000	17,993	5/11/63	200 bp —	(4,471)
Index						Monthly
CMBX NA A.6	A/P	13,700	453,000	19,977	5/11/63	200 bp —	(6,101)
Index						Monthly
CMBX NA A.6	A/P	23,250	511,000	22,535	5/11/63	200 bp —	913
Index						Monthly
CMBX NA A.6	A/P	31,011	527,000	23,241	5/11/63	200 bp —	7,975
Index						Monthly
CMBX NA A.6	A/P	16,858	599,000	26,416	5/11/63	200 bp —	(9,325)
Index						Monthly
CMBX NA A.6	A/P	38,013	786,000	34,663	5/11/63	200 bp —	3,656
Index						Monthly
CMBX NA A.7	A-/P	13,857	316,000	8,753	1/17/47	200 bp —	5,227
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,108	20,000	2,946	5/11/63	300 bp —	173
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,064	37,000	5,450	5/11/63	300 bp —	(1,365)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,150	37,000	5,450	5/11/63	300 bp —	(1,279)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,357	38,000	5,597	5/11/63	300 bp —	(218)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,500	52,000	7,660	5/11/63	300 bp —	(1,129)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,053	55,000	8,102	5/11/63	300 bp —	(2,016)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,036	62,000	9,133	5/11/63	300 bp —	(2,060)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,154	92,000	13,552	5/11/63	300 bp —	(3,344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,908	278,000	40,949	5/11/63	300 bp —	8,121
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,149	1,855,000	273,242	5/11/63	300 bp —	(50,010)
Index						Monthly

80 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	$10,374	$75,000	$11,048	5/11/63	300 bp —	$(629)
Index						Monthly
CMBX NA A.6	A/P	23,761	393,000	17,331	5/11/63	200 bp —	6,583
Index						Monthly
CMBX NA A.6	A/P	25,677	497,000	21,918	5/11/63	200 bp —	3,952
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	17,940	5/11/63	500 bp —	551
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	35,880	5/11/63	500 bp —	1,227
Index						Monthly
Upfront premium received		1,573,512		Unrealized appreciation			122,595
Upfront premium (paid)		—		Unrealized depreciation			(375,743)
Total		$1,573,512		Total			$(253,148)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(47,226)	$234,000	$45,045	1/17/47	(500 bp) —	$(2,408)
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	10,588	1/17/47	(500 bp) —	1,896
					Monthly
CMBX NA BB.7 Index	(8,981)	55,000	10,588	1/17/47	(500 bp) —	1,553
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(11,261)	638,000	152,610	5/11/63	(500 bp) —	140,729
					Monthly
CMBX NA BB.7 Index	(84,053)	511,000	98,368	1/17/47	(500 bp) —	13,818
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	29,453	1/17/47	(500 bp) —	1,081
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(30,281)	296,000	70,803	5/11/63	(500 bp) —	40,235
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	8,855	1/17/47	(500 bp) —	1,849
					Monthly

Dynamic Asset Allocation Growth Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(86,296)	$425,000	$81,813	1/17/47	(500 bp) —	$(4,897)
					Monthly
CMBX NA BB.7 Index	(16,548)	101,000	19,443	1/17/47	(500 bp) —	2,796
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(13,694)	103,000	24,638	5/11/63	(500 bp) —	10,843
					Monthly
CMBX NA BB.6 Index	(11,389)	81,000	19,375	5/11/63	(500 bp) —	7,908
					Monthly
CMBX NA BB.6 Index	(3,452)	24,000	5,741	5/11/63	(500 bp) —	2,266
					Monthly
CMBX NA BB.7 Index	(91,245)	533,000	102,603	1/17/47	(500 bp) —	10,839
					Monthly
CMBX NA BB.7 Index	(21,925)	135,000	25,988	1/17/47	(500 bp) —	3,931
					Monthly
CMBX NA BB.7 Index	(16,593)	106,000	20,405	1/17/47	(500 bp) —	3,709
					Monthly
CMBX NA BB.7 Index	(12,452)	64,000	12,320	1/17/47	(500 bp) —	(195)
					Monthly
CMBX NA BB.7 Index	(11,519)	64,000	12,320	1/17/47	(500 bp) —	739
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	10,588	1/17/47	(500 bp) —	1,896
					Monthly
CMBX NA BBB–.7 Index	(3,236)	29,000	3,384	1/17/47	(300 bp) —	131
					Monthly
CMBX NA BBB–.7 Index	(2,095)	20,000	2,334	1/17/47	(300 bp) —	227
					Monthly
CMBX NA BBB–.7 Index	(1,004)	9,000	1,050	1/17/47	(300 bp) —	41
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(12,453)	64,000	12,320	1/17/47	(500 bp) —	(195)
					Monthly
CMBX NA BB.7 Index	(12,476)	64,000	12,320	1/17/47	(500 bp) —	(218)
					Monthly
CMBX NA BB.7 Index	(11,420)	63,000	12,128	1/17/47	(500 bp) —	646
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,642)	75,000	8,753	1/17/47	(300 bp) —	1,067
					Monthly
CMBX NA BB.7 Index	(30,166)	150,000	28,875	1/17/47	(500 bp) —	(1,437)
					Monthly

82 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(24,296)	$126,000	$24,255	1/17/47	(500 bp) —	$(129)
					Monthly
CMBX NA BB.7 Index	(15,137)	75,000	14,438	1/17/47	(500 bp) —	(772)
					Monthly
Upfront premium received	—		Unrealized appreciation			248,200
Upfront premium (paid)	(639,300)		Unrealized depreciation			(10,251)
Total	$(639,300)		Total			$237,949

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	B+/P	$(1,492,377)	$25,071,000	$1,512,483	6/20/23	500 bp —	$34,035
Index						Quarterly
NA Investment	BBB+/P	(770,482)	47,500,000	783,988	6/20/23	100 bp —	24,061
Grade Index						Quarterly
Total		$(2,262,859)					$58,096

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/18 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	$3,737,326	$59,894,000	$3,613,285	6/20/23	(500 bp) —	$90,766
Index					Quarterly
Total	$3,737,326					$90,766

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 83

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$30,019,973	$58,764,145	$—
Capital goods	118,010,702	25,931,072	—
Communication services	40,871,004	23,898,561	986
Conglomerates	10,088,647	13,533,033	—
Consumer cyclicals	194,044,747	68,836,955	4
Consumer staples	100,690,742	55,294,634	10,250
Energy	74,823,481	34,372,409	7,209
Financials	245,168,531	155,807,237	—
Government	—	90,954	—
Health care	171,708,375	43,448,733	—
Technology	327,327,223	55,872,836	—
Transportation	28,918,451	20,461,032	—
Utilities and power	50,819,067	16,018,656	—
Total common stocks	1,392,490,943	572,330,257	18,449
Asset-backed securities	—	6,202,000	—
Commodity linked notes	—	41,946,480	—
Convertible bonds and notes	—	157,209	—
Convertible preferred stocks	—	221,740	—
Corporate bonds and notes	—	289,071,422	26
Foreign government and agency bonds and notes	—	8,127,204	—
Investment companies	933,656	—	—
Mortgage-backed securities	—	48,752,571	—
Preferred stocks	174,586	—	—
Senior loans	—	3,993,112	—
U.S. government and agency mortgage obligations	—	132,594,022	—
Warrants	2,874,092	—	—
Short-term investments	204,522,667	245,072,345	—
Totals by level	$1,600,995,944	$1,348,468,362	$18,475

84 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(3,139,251)	$—
Futures contracts	(18,456,114)	—	—
TBA sale commitments	—	(11,837,422)	—
Interest rate swap contracts	—	(162,378)	—
Total return swap contracts	—	1,221,745	—
Credit default contracts	—	(2,275,016)	—
Totals by level	$(18,456,114)	$(16,192,322)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 85

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $30,392,655 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,416,837,792)	$2,715,087,513
Affiliated issuers (identified cost $234,395,268) (Notes 1 and 5)	234,395,268
Cash	313,648
Foreign currency (cost $1,191,625) (Note 1)	1,216,450
Dividends, interest and other receivables	7,703,631
Foreign tax reclaim	629,724
Receivable for shares of the fund sold	2,624,856
Receivable for investments sold	9,031,497
Receivable for sales of delayed delivery securities (Note 1)	4,016,927
Receivable for variation margin on futures contracts (Note 1)	7,290,085
Receivable for variation margin on centrally cleared swap contracts (Note 1)	152,653
Unrealized appreciation on forward currency contracts (Note 1)	3,224,889
Unrealized appreciation on OTC swap contracts (Note 1)	4,740,771
Premium paid on OTC swap contracts (Note 1)	639,300
Prepaid assets	73,051
Total assets	2,991,140,263

LIABILITIES
Payable for investments purchased	18,959,595
Payable for purchases of delayed delivery securities (Note 1)	24,560,177
Payable for shares of the fund repurchased	4,293,636
Payable for compensation of Manager (Note 2)	1,470,596
Payable for custodian fees (Note 2)	130,514
Payable for investor servicing fees (Note 2)	992,726
Payable for Trustee compensation and expenses (Note 2)	467,147
Payable for administrative services (Note 2)	15,840
Payable for distribution fees (Note 2)	1,394,906
Payable for variation margin on futures contracts (Note 1)	280,006
Payable for variation margin on centrally cleared swap contracts (Note 1)	297,045
Unrealized depreciation on OTC swap contracts (Note 1)	3,534,225
Premium received on OTC swap contracts (Note 1)	1,573,512
Unrealized depreciation on forward currency contracts (Note 1)	6,364,140
TBA sale commitments, at value (proceeds receivable $11,739,219) (Note 1)	11,837,422
Collateral on securities loaned, at value (Notes 1 and 5)	30,792,601
Collateral on certain derivative contracts, at value (Notes 1 and 9)	920,000
Other accrued expenses	377,537
Total liabilities	108,261,625

Net assets	$2,882,878,638

(Continued on next page)

86 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,526,285,081
Undistributed net investment income (Note 1)	11,551,059
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	67,122,270
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	277,920,228
Total — Representing net assets applicable to capital shares outstanding	$2,882,878,638

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,586,671,634 divided by 94,644,924 shares)	$16.76
Offering price per class A share (100/94.25 of $16.76)*	$17.78
Net asset value and offering price per class B share ($66,015,574 divided by 4,032,155 shares)**	$16.37
Net asset value and offering price per class C share ($309,350,555 divided by 19,673,792 shares)**	$15.72
Net asset value and redemption price per class M share ($29,670,718 divided by 1,813,422 shares)	$16.36
Offering price per class M share (100/96.50 of $16.36)*	$16.95
Net asset value, offering price and redemption price per class P share
($259,207,058 divided by 15,264,631 shares)	$16.98
Net asset value, offering price and redemption price per class R share
($32,021,319 divided by 1,955,233 shares)	$16.38
Net asset value, offering price and redemption price per class R5 share
($16,932,621 divided by 999,571 shares)	$16.94
Net asset value, offering price and redemption price per class R6 share
($264,908,039 divided by 15,600,436 shares)	$16.98
Net asset value, offering price and redemption price per class Y share
($318,101,120 divided by 18,765,867 shares)	$16.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 87

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $579,336)	$19,500,847
Interest (net of foreign tax of $1,715) (including interest income of $1,597,066 from investments
in affiliated issuers) (Note 5)	13,421,848
Securities lending (net of expenses) (Notes 1 and 5)	72,128
Total investment income	32,994,823

EXPENSES
Compensation of Manager (Note 2)	8,620,955
Investor servicing fees (Note 2)	2,083,083
Custodian fees (Note 2)	163,079
Trustee compensation and expenses (Note 2)	56,840
Distribution fees (Note 2)	4,112,471
Administrative services (Note 2)	50,330
Other	531,542
Total expenses	15,618,300

Expense reduction (Note 2)	(50,073)
Net expenses	15,568,227

Net investment income	17,426,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $560,810) (Notes 1 and 3)	72,171,823
Foreign currency transactions (Note 1)	(83,021)
Forward currency contracts (Note (1)	(2,874,866)
Futures contracts (Note 1)	44,525,165
Swap contracts (Note 1)	(6,208)
Written options (Note 1)	1,935,410
Total net realized gain	115,668,303
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments	3,820,256
Assets and liabilities in foreign currencies	39,375
Forward currency contracts	(4,080,898)
Futures contracts	(34,811,003)
Swap contracts	4,145,494
Written options	(642,001)
Total change in net unrealized depreciation	(31,528,777)

Net gain on investments	84,139,526

Net increase in net assets resulting from operations	101,566,122

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$17,426,596	$36,140,673
Net realized gain on investments
and foreign currency transactions	115,668,303	210,410,045
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(31,528,777)	157,382,127
Net increase in net assets resulting from operations	101,566,122	403,932,845
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(28,452,691)	(5,525,214)
Class B	(702,570)	—
Class C	(3,747,365)	—
Class M	(372,694)	—
Class P	(5,567,352)	(1,053,302)
Class R	(556,028)	(53,962)
Class R5	(352,890)	(24,126)
Class R6	(5,353,555)	(1,102,358)
Class Y	(6,050,722)	(1,079,785)
Net realized short-term gain on investments
Class A	(51,915,218)	—
Class B	(2,314,577)	—
Class C	(10,384,053)	—
Class M	(995,529)	—
Class P	(8,295,075)	—
Class R	(1,106,458)	—
Class R5	(536,574)	—
Class R6	(8,098,618)	—
Class Y	(9,645,371)	—
From net realized long-term gain on investments
Class A	(72,138,515)	(17,606,540)
Class B	(3,216,208)	(915,711)
Class C	(14,429,105)	(3,233,705)
Class M	(1,383,332)	(368,605)
Class P	(11,526,378)	(2,562,288)
Class R	(1,537,473)	(289,855)
Class R5	(745,594)	(46,760)
Class R6	(11,253,391)	(1,741,541)
Class Y	(13,402,675)	(2,416,662)
Increase in capital from settlement payments	7,619	—
Increase from capital share transactions (Note 4)	264,705,994	32,903,033
Total increase in net assets	92,199,724	398,815,464

NET ASSETS
Beginning of period	2,790,678,914	2,391,863,450
End of period (including undistributed net investment
income of $11,551,059 and $45,280,330, respectively)	$2,882,878,638	$2,790,678,914

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 89

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
March 31, 2018**	$17.83	.11	.57	.68	(.33)	(1.42)	(1.75)	—[d]	$16.76	3.60*	$1,586,672	.53*	.60 *	52*e
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	—	17.83	16.84	1,586,679	1.08	1.41	124[e]
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	—	15.50	9.73	1,482,617	1.08[f]	1.32[f]	216[e]
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	—	15.05	(1.26)	1,385,646	1.05	1.05	196[e]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	—	17.58	14.29	1,362,485	1.06	1.21	188[e]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	—	15.60	17.17	1,215,701	1.09	1.38	111[g]
Class B
March 31, 2018**	$17.37	.04	.56	.60	(.18)	(1.42)	(1.60)	—[d]	$16.37	3.26*	$66,016	.91*	.21*	52*e
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	—	17.37	15.90	71,515	1.83	.63	124[e]
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	—	15.17	8.95	77,832	1.83[f]	.56[f]	216[e]
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	—	14.72	(2.02)	84,801	1.80	.28	196[e]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	—	17.22	13.45	107,877	1.81	.45	188[e]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	—	15.28	16.28	118,464	1.84	.63	111[g]
Class C
March 31, 2018**	$16.78	.04	.53	.57	(.21)	(1.42)	(1.63)	—[d]	$15.72	3.21*	$309,351	.91*	.23*	52*e
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	—	16.78	15.99	288,335	1.83	.66	124[e]
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	—	14.65	8.85	253,401	1.83[f]	.58[f]	216[e]
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	—	14.30	(1.99)	209,239	1.80	.30	196[e]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	—	16.82	13.49	168,304	1.81	.46	188[e]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	—	14.94	16.28	144,081	1.84	.62	111[g]
Class M
March 31, 2018**	$17.38	.06	.56	.62	(.22)	(1.42)	(1.64)	—[d]	$16.36	3.39 *	$29,671	.78*	.34*	52*e
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	—	17.38	16.20	33,775	1.58	.91	124[e]
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	—	15.14	9.15	29,745	1.58[f]	.82[f]	216[e]
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	—	14.72	(1.71)	28,800	1.55	.54	196[e]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	—	17.23	13.71	30,005	1.56	.71	188[e]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	—	15.30	16.59	27,200	1.59	.88	111[g]
Class P
March 31, 2018**	$18.07	.14	.59	.73	(.40)	(1.42)	(1.82)	—[d]	$16.98	3.85*	$259,207	.33*	.81*	52*e
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	—	18.07	17.32	247,817.67		1.85	124[e]
September 30, 2016†	15.60	.02	.04	.06	—	—	—	—	15.66	.38*	198,605	.06*	.14*	216[e]
Class R
March 31, 2018**	$17.45	.08	.57	.65	(.30)	(1.42)	(1.72)	—[d]	$16.38	3.53*	$32,021	.66*	.47*	52*e
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	—	17.45	16.54	31,963	1.33	1.18	124[e]
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	—	15.19	9.42	23,273	1.33[f]	1.09[f]	216[e]
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	—	14.74	(1.50)	12,375	1.30	.80	196[e]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	—	17.28	14.06	19,617	1.31	.96	188[e]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	—	15.33	16.89	16,026	1.34	1.13	111[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 91

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class R5
March 31, 2018**	$18.04	.13	.58	.71	(.39)	(1.42)	(1.81)	—[d]	$16.94	3.76*	$16,933	.40*	.74*	52*e
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	—	18.04	17.19	2,228.81		1.46	124[e]
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	—	15.67	9.98	4,112	.81[f]	1.53[f]	216[e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	15.21	(1.00)	7,051.80		1.31	196[e]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	—	17.74	14.59	6,434.81		1.51	188[e]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	—	15.76	17.50	64.82		1.52	111[g]
Class R6
March 31, 2018**	$18.07	.14	.58	.72	(.39)	(1.42)	(1.81)	—[d]	$16.98	3.82*	$264,908	.35*	.79*	52*e
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	—	18.07	17.25	232,495.71		1.85	124[e]
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	—	15.71	10.16	135,367	.71[f]	1.72[f]	216[e]
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	—	15.24	(.94)	59,064.70		1.42	196[e]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	—	17.78	14.74	31,438.71		1.56	188[e]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	—	15.77	17.62	24,534.72		1.62	111[g]
Class Y
March 31, 2018**	$18.03	.13	.58	.71	(.37)	(1.42)	(1.79)	—[d]	$16.95	3.77*	$318,101	.41*	.73*	52*e
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	—	18.03	17.11	295,870.83		1.70	124[e]
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	—	15.66	9.95	186,911	.83[f]	1.59[f]	216[e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	15.21	(.96)	254,253.80		1.31	196[e]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	—	17.74	14.59	146,825.81		1.46	188[e]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	—	15.73	17.47	125,570.84		1.65	111[g]

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 93

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

94 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Growth Fund 95

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $18,926,100, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

96 Dynamic Asset Allocation Growth Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Growth Fund 97

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

98 Dynamic Asset Allocation Growth Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Growth Fund 99

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,016,175 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,239,730 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $30,792,601 and the value of securities loaned amounted to $30,392,655.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

100 Dynamic Asset Allocation Growth Fund

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,658,893,595, resulting in gross unrealized appreciation and depreciation of $353,873,140 and $97,932,380, respectively, or net unrealized appreciation of $255,940,760.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.296% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Dynamic Asset Allocation Growth Fund 101

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,364,344	Class R	27,859
Class B	58,921	Class R5	12,697
Class C	256,570	Class R6	64,891
Class M	26,896	Class Y	257,776
Class P	13,129	Total	$2,083,083

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,970 under the expense offset arrangements and by $46,103 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,205, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail

102 Dynamic Asset Allocation Growth Fund

Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,030,761
Class B	1.00%	1.00%	350,862
Class C	1.00%	1.00%	1,527,847
Class M	1.00%	0.75%	120,077
Class R	1.00%	0.50%	82,924
Total			$4,112,471

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $207,520 and $5,544 from the sale of class A and class M shares, respectively, and received $15,795 and $7,058 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $617 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,324,907,321	$1,297,836,391
U.S. government securities (Long-term)	—	—
Total	$1,324,907,321	$1,297,836,391

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	4,519,455	$79,286,513	8,796,821	$144,483,286
Shares issued in connection with
reinvestment of distributions	8,630,493	147,149,902	1,422,198	22,328,448
	13,149,948	226,436,415	10,219,019	166,811,734
Shares repurchased	(7,498,338)	(132,276,694)	(16,878,262)	(276,718,126)
Net increase (decrease)	5,651,610	$94,159,721	(6,659,243)	$(109,906,392)

Dynamic Asset Allocation Growth Fund 103

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	85,009	$1,433,274	316,353	$4,953,362
Shares issued in connection with
reinvestment of distributions	367,157	6,127,853	58,383	898,508
	452,166	7,561,127	374,736	5,851,870
Shares repurchased	(536,019)	(9,217,914)	(1,390,950)	(22,213,812)
Net decrease	(83,853)	$(1,656,787)	(1,016,214)	$(16,361,942)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	2,517,296	$41,592,012	3,497,029	$54,382,776
Shares issued in connection with
reinvestment of distributions	1,731,438	27,754,946	206,130	3,065,160
	4,248,734	69,346,958	3,703,159	57,447,936
Shares repurchased	(1,759,594)	(28,996,068)	(3,813,513)	(59,179,982)
Net increase (decrease)	2,489,140	$40,350,890	(110,354)	$(1,732,046)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	181,554	$3,132,869	207,177	$3,313,685
Shares issued in connection with
reinvestment of distributions	164,034	2,734,451	23,929	367,793
	345,588	5,867,320	231,106	3,681,478
Shares repurchased	(475,019)	(8,423,214)	(253,382)	(4,052,721)
Net decrease	(129,431)	$(2,555,894)	(22,276)	$(371,243)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	2,297,490	$41,139,653	7,629,617	$124,459,992
Shares issued in connection with
reinvestment of distributions	1,472,696	25,388,805	227,825	3,615,590
	3,770,186	66,528,458	7,857,442	128,075,582
Shares repurchased	(2,218,712)	(39,336,504)	(6,825,910)	(113,648,231)
Net increase	1,551,474	$27,191,954	1,031,532	$14,427,351

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	271,875	$4,657,540	735,469	$11,887,702
Shares issued in connection with
reinvestment of distributions	163,612	2,727,405	18,323	282,177
	435,487	7,384,945	753,792	12,169,879
Shares repurchased	(311,999)	(5,317,867)	(454,230)	(7,206,642)
Net increase	123,488	$2,067,078	299,562	$4,963,237

104 Dynamic Asset Allocation Growth Fund

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	896,805	$16,228,219	124,065	$2,126,790
Shares issued in connection with
reinvestment of distributions	94,951	1,635,058	4,472	70,886
	991,756	17,863,277	128,537	2,197,676
Shares repurchased	(115,725)	(2,057,246)	(267,346)	(4,487,683)
Net increase (decrease)	876,031	$15,806,031	(138,809)	$(2,290,007)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,529,660	$63,447,216	6,565,511	$109,717,431
Shares issued in connection with
reinvestment of distributions	1,431,377	24,705,564	179,200	2,843,899
	4,961,037	88,152,780	6,744,711	112,561,330
Shares repurchased	(2,227,339)	(39,916,345)	(2,496,789)	(41,688,524)
Net increase	2,733,698	$48,236,435	4,247,922	$70,872,806

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,682,708	$65,451,392	7,404,273	$122,183,309
Shares issued in connection with
reinvestment of distributions	1,608,753	27,718,819	212,733	3,371,816
	5,291,461	93,170,211	7,617,006	125,555,125
Shares repurchased	(2,933,484)	(52,063,645)	(3,145,459)	(52,253,856)
Net increase	2,357,977	$41,106,566	4,471,547	$73,301,269

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 3/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$31,273,602	$157,649,792	$158,130,793	$238,680	$30,792,601
Putnam Short Term
Investment Fund**	234,437,630	184,501,764	215,336,727	1,597,066	203,602,667
Total Short-term
investments	$265,711,232	$342,151,556	$373,467,520	$1,835,746	$234,395,268

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Growth Fund 105

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$74,000
Purchased currency options (contract amount)	$42,900,000
Written equity option contracts (contract amount)	$77,000
Written currency options (contract amount)	$42,900,000
Written swap option contracts (contract amount)	$1,800,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$707,700,000
Centrally cleared interest rate swap contracts (notional)	$227,700,000
OTC total return swap contracts (notional)	$270,300,000
OTC credit default contracts (notional)	$28,400,000
Centrally cleared credit default contracts (notional)	$112,300,000
Warrants (number of warrants)	920,000

106 Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,198,204*	Unrealized depreciation	$5,473,220*
Foreign exchange
contracts	Receivables	3,224,889	Payables	6,364,140
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	7,897,255*	Unrealized depreciation	22,552,300*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,542,683*	Unrealized depreciation	1,410,293*
Total		$15,863,031		$35,799,953

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$256,057	$256,057
Foreign exchange
contracts	—	(648,136)	—	(2,874,866)	—	$(3,523,002)
Equity contracts	980,608	(219,621)	46,709,127	—	(2,422,308)	$45,047,806
Interest rate
contracts	—	481,992	(2,183,962)	—	2,160,043	$458,073
Total	$980,608	$(385,765)	$44,525,165	$(2,874,866)	$(6,208)	$42,238,934

Dynamic Asset Allocation Growth Fund 107

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$218,418	$218,418
Foreign exchange
contracts	—	123,580	—	(4,080,898)	—	$(3,957,318)
Equity contracts	(278,583)	94,477	(34,949,495)	—	4,018,394	$(31,115,207)
Interest rate
contracts	—	(481,740)	138,492	—	(91,318)	$(434,566)
Total	$(278,583)	$(263,683)	$(34,811,003)	$(4,080,898)	$4,145,494	$(35,288,673)

108 Dynamic Asset Allocation Growth Fund

This page left blank intentionally.

Dynamic Asset Allocation Growth Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$109,154	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$109,154
OTC Total return swap contracts*#	—	2,742	—	4,361,555	—	2,228	164	—	—	3,287	—	—	—	—	—	—	—	4,369,976
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	65,886	279,165	180,069	—	—	239,577	36,582	—	75,970	—	—	—	—	877,249
Centrally cleared credit default
contracts§	—	—	43,499	—	—	—	—	—	—	—	—	—	—	—	—	—	—	43,499
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	7,290,085	—	—	—	—	—	7,290,085
Forward currency contracts #	320,918	200,256	—	313,394	—	95,900	1,107,079	220,260	329,232	—	—	—	—	254,775	275,208	74,000	33,867	3,224,889
Repurchase agreements **	—	—	—	—	18,555,000	—	—	—	—	—	—	—	—	—	—	—	—	18,555,000
Total Assets	$320,918	$202,998	$152,653	$4,674,949	$18,620,886	$377,293	$1,287,312	$220,260	$329,232	$242,864	$36,582	$7,290,085	$75,970	$254,775	$275,208	$74,000	$33,867	$34,469,852
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	151,376	—	—	—	—	—	—	—	—	—	—	—	—	—	—	151,376
OTC Total return swap contracts*#	—	5,972	—	3,135,435	—	542	6,282	—	—	—	—	—	—	—	—	—	—	3,148,231
OTC Credit default contracts —
protection sold *#	21,860	—	—	—	55,746	421,218	617,181	—	—	607,147	—	—	103,508	—	—	—	—	1,826,660
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default
contracts§	—	—	145,669	—	—	—	—	—	—	—	—	—	—	—	—	—	—	145,669
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	280,006	—	—	—	—	—	280,006
Forward currency contracts #	503,669	527,698	—	436,978	—	266,293	1,576,569	242,499	1,188,100	—	—	—	—	292,218	502,856	744,054	83,206	6,364,140
Total Liabilities	$525,529	$533,670	$297,045	$3,572,413	$55,746	$688,053	$2,200,032	$242,499	$1,188,100	$607,147	$—	$280,006	$103,508	$292,218	$502,856	$744,054	$83,206	$11,916,082
Total Financial and Derivative
Net Assets	$(204,611)	$(330,672)	$(144,392)	$1,102,536	$18,565,140	$(310,760)	$(912,720)	$(22,239)	$(858,868)	$(364,283)	$36,582	$7,010,079	$(27,538)	$(37,443)	$(227,648)	$(670,054)	$(49,339) $22,553,770
Total collateral received (pledged)†##	$(204,611)	$(330,672)	$—	$920,000	$18,565,140	$(310,760)	$(912,720)	$(22,239)	$(826,865)	$(362,603)	$—	$—	$(27,538)	$(37,443)	$(217,651)	$(635,626)	$—
Net amount	$—	$—	$(144,392)	$182,536	$—	$—	$—	$—	$(32,003)	$(1,680)	$36,582	$7,010,079	$—	$—	$(9,997)	$(34,428)	$(49,339)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$920,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$920,000
Uncontrolled collateral received	$—	$—	$—	$—	$18,926,100	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$18,926,100
Collateral (pledged) (including
TBA commitments)**	$(251,488)	$(394,099)	$—	$—	$—	$(392,454)	$(923,364)	$(71,813)	$(826,865)	$(362,603)	$—	$—	$(41,962)	$(121,805)	$(217,651)	$(635,626)	$—	$(4,239,730)

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $27,860,560 and $2,679,158, respectively.

Note 10: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

112 Dynamic Asset Allocation Growth Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Growth Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡ :
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

114 Dynamic Asset Allocation Growth Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Growth Fund 115

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

116 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA058 310721 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018